SCHEDULE 14C INFORMATION
                 Information Statement Pursuant to Section 14(c)
                     of the Securities Exchange Act of 1934

Check the appropriate box:

[   ]  Preliminary Information Statement
[   ]  Confidential, for Use of the Commission Only (as  permitted  by  rule
14c-5(d)(2))
[ X ]  Definitive Information Statement

                                  UNIMANN, INC.
                                  -------------
                  (Name of Registrant As Specified In Charter)

Payment of Filing Fee (Check the appropriate box):
[   ]  No Fee Required.
[   ] Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

         1) Title of each class of securities to which transaction applies: Unimann, Inc., $.001 par value common stock
                  --------------------------------------------------------------
         2)       Aggregate number of securities to which  transaction  applies:
                  9,750,000 shares
                  --------------------------------------------------------------
         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
                  --------------------------------------------------------------
         4)       Proposed maximum aggregate value of transaction: $8,775,000
                  --------------------------------------------------------------
         5)       Total fee paid: $1,755
                  --------------------------------------------------------------
[ X ]  Fee paid previously with preliminary materials.
[   ]  Check box if any part of the fee is offset as provided  by  Exchange  Act
       Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing:

         1)       Amount previously paid:
                  --------------------------------------------------------------
         2)       Form, Schedule or Registration Statement No.:
                  --------------------------------------------------------------
         3)       Filing Party:
                  --------------------------------------------------------------
         4)       Date Filed:
                  --------------------------------------------------------------

                                  UNIMANN, INC.
                            11601 East Lusitano Place
                              Tucson, Arizona 85748

                               December 6, 2001

         The enclosed Information Statement is being furnished to shareholders of record on October 31, 2001 (our "Record Date"), of Unimann, Inc., a Wyoming corporation (the "Company"), in connection with the following actions taken by written consent of holders of a majority of the outstanding shares of our common stock entitled to vote on the following proposals:

         1. Approval of a reverse stock split of the Company's common stock on a one for four basis;

         2. Approval and adoption of a Stock Purchase Agreement whereby the shareholders of Sino Pharmaceuticals Corporation ("SPC") will exchange all of SPC's issued and outstanding shares of $.001 par value common stock for shares of post-reverse split $.001 par value common stock in Unimann, Inc. (the "Acquisition"). A copy of the Stock Purchase Agreement is attached as Appendix A.

         3. Amendment of our articles of incorporation to change our name to Sino Pharmaceuticals Corporation. A copy of our proposed Amended and Restated Articles of Incorporation is attached as Appendix B;

         4. Amendment of our articles of incorporation to authorize the issuance of preferred stock at the discretion of our board of directors. A copy of our proposed Amended and Restated Articles of Incorporation is attached as Appendix B; and

         5. Approval of the adoption of the 2001 Stock Option Plan, a copy of which is attached as Appendix C.

             WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED
                             NOT TO SEND US A PROXY

         Our board of directors has fully reviewed and unanimously approved the actions in connection with the above-referenced reverse stock split, Stock Purchase Agreement and the amendments to the articles of incorporation. In addition, our board of directors unanimously approved the amendments to our articles of incorporation and the adoption of the 2001 Stock Option Plan.

         The holder of 80% of our common stock has executed a written consent in favor of the above proposals. However, under Wyoming law these proposals may not be effected until all shareholders have executed the consent or a special meeting of shareholders has been held. In addition, under federal law these proposals may not be effected until at least 20 days after this Information Statement has first been sent to our shareholders.

                                             By Order of the Board of Directors

                                             Daniel L. Hodges
                                             Chairman of the Board

Tucson, Arizona
December 6, 2001

INFORMATION STATEMENT.........................................................2


PROPOSAL NO. 1:  REVERSE STOCK SPLIT..........................................2

         Summary of Reverse Stock Split.......................................2
         Mechanics of the Reverse Stock Split.................................2
         Federal Income Tax Consequences of the Reverse Stock Split...........3

PROPOSAL NO. 2:  PLAN OF ACQUISITION..........................................4

         Summary Term Sheet...................................................4
         Reasons for Acquiring SPC............................................4
         Votes Required.......................................................4
         Income Tax Consequences of the Acquisition...........................5
         Dissenter's Rights...................................................6
         Government Regulation................................................6
         Differences in Rights of Shareholders................................6
         Accounting Treatment of the Acquisition..............................6
         Unaudited Historical and Pro Forma Condensed Financial Information...6

RISK FACTORS..................................................................8

         Risks Relating to SPC's Business.....................................8
         Risks Relating to the Acquisition...................................11

THE COMPANIES................................................................13

         Unimann, Inc........................................................13
         Sino Pharmaceuticals Corporation....................................14

PROPOSAL NO. 3 CHANGE IN OUR CORPORATE NAME..................................21


PROPOSAL NO. 4 AUTHORIZE PREFERRED STOCK.....................................21


GENERAL INFORMATION..........................................................21

         Security Ownership of Our Shares By Certain Beneficial Shareholders.21
         Executive Compensation of our Directors and Officers................22
         Shareholder Proposals...............................................22
         Management Following the Acquisition................................22

Executive Compensation.......................................................24


STOCK OPTION GRANTS..........................................................24


PRINCIPAL STOCKHOLDERS AND STOCKHOLDINGS OF MANAGEMENT.......................24


PROPOSAL NO. 5 ADOPTION OF THE 2001 STOCK OPTION PLAN........................25

         Summary of the 2001 Stock Option Plan...............................25

                              INFORMATION STATEMENT

         This Information Statement has been prepared by our management. "We," "our," "Unimann" and the "Company" refer to Unimann, Inc. "SPC" refers to Sino Pharmaceuticals Corporation. This Information Statement is first being sent to our stockholders on or about December 6, 2001.

                       PROPOSAL NO. 1: REVERSE STOCK SPLIT

Summary of Reverse Stock Split

         On November 12, 2001, our board of directors by unanimous consent approved a reverse stock split of our $.001 par value common stock on a one for four basis. Currently, the Company has 100,000,000 shares of common stock authorized, of which 1,000,000 shares are issued and outstanding. The Company has no other classes of stock authorized. When the reverse stock split becomes effective, each holder of four shares of the Company's $.001 par value common stock will own one share of $.001 par value common stock. The result of the reverse stock split will be that the Company will have 100,000,000 shares of $.001 par value common stock authorized and 250,000 shares of $.001 par value common stock outstanding, adjusted for fractional shareholdings. With exception of the adjustments for those stockholders who would receive cash in lieu of fractional shares, the reverse stock split will not effect any stockholder's proportionate equity interest in the Company in relation to the other stockholders or the rights, preference, privileges or priorities of any stockholder.

         All outstanding options, warrants, rights and convertible securities that include provisions for adjustments in the number of shares covered thereby, and the exercise or conversion price thereof, automatically would be appropriately adjusted for the reverse stock split on the date the split becomes effective.

         Dissenting stockholders have no appraisal rights under Wyoming law or under the Company's articles of incorporation or bylaws in connection with the reverse stock split.

         The board of directors adopted this four for one reverse stock split in preparation of the proposed acquisition of SPC described in more detail in Proposal 2 to this Information Statement. The board of directors believed the reverse stock split would allow the Company to complete the acquisition of SPC at the right level of shareholder capitalization such that the acquisition would dilute the current shareholders of the Company to the level anticipated and negotiated with the SPC's board of directors. The amended articles of incorporation reflecting the effect of the four for one reverse stock split appears in Appendix A.

Mechanics of the Reverse Stock Split

         When the waiting period for this information statement has passed, an amendment to the Company's articles of incorporation will be filed with the Wyoming Secretary of State, and the four for one reverse stock split will thus be effected unless abandoned by the board of directors. Immediately upon the filing of the amendment, each four shares of pre-reverse stock split common stock will, automatically and without any action on the part of the stockholders, be converted into one share of post-reverse stock split common stock.

         As soon as practicable after the date the reverse stock split becomes effective, the Company will notify all stockholders of record on the date of effectiveness where and by what means to surrender their stock certificates in exchange for certificates representing the post-reverse stock split common stock.

         Holders of fractional shares or fewer than four shares will be paid a cash settlement equal to the fractional value of one post-reverse stock split shares of common stock. Because the Company's common stock is not traded on any exchange, the board of directors has determined the fair market value of each post-reverse stock split shares of common stock is $.001.

Federal Income Tax Consequences of the Reverse Stock Split

         The  following  is  a  summary  of  the  material  federal  income  tax consequences of the reverse stock split to stockholders of the Company. This summary is based on the provisions of the Internal Revenue Code of 1986, as amended (the "Code"), the Treasury Department Regulations (the "Regulations") issued pursuant thereto, and published rulings and court decisions in effect as of the date hereof, all of which are subject to change. This summary does not take into account possible changes in such laws or interpretations, including amendments to the Code, applicable statutes, Regulations and proposed Regulations or changes in judicial or administrative rulings, some of which may have retroactive effect. No assurance can be given that any such changes will not adversely affect the discussion of this summary.

         The Company believes that the reverse stock split will qualify as a "recapitalization" under Section 368(a)(1)(E) of the Code or as a stock-for-stock exchange under Section 1036(a) of the Code. As a result, no gain or loss should be recognized by the Company or its stockholders in connection with the reverse stock split, except with respect to any cash received in lieu of fractional shares. A stockholder's aggregate tax basis in his or her shares of post-reverse stock split common stock received from the Company will be the same as his or her aggregate tax basis in the pre-reverse stock split common stock exchanged therefor. The holding period of the post-reverse stock split common stock surrendered in exchange therefor will include the period for which the shares of pre-reverse stock split common stock were held, provided all such common stock was held as a capital asset on the date of the exchange. Each stockholder who receives cash, if any, in lieu of a fractional share of post-reverse stock split common stock will recognize capital gain or loss equal to the difference between the amount of cash received and the stockholder's tax basis allocable to such fractional share.

         This summary is provided for general information only and does not purport to address all aspects of the possible federal income tax consequences of the reverse stock split and is not intended as tax advice to any person. In particular, and without limiting the foregoing, this summary does not consider the federal income tax consequences to stockholders of the Company in light of their individual investment circumstances or to holders subject to special treatment under the federal income tax laws (such as life insurance companies, regulated investment companies and foreign taxpayers). In addition, this summary does not address any consequence of the reverse stock split under any state, local or foreign tax laws.

         No ruling from the Internal Revenue Service or opinion of counsel has been or will be obtained regarding the federal income tax consequences to the stockholders of the Company as a result of the reverse stock split. Accordingly, each stockholder is encouraged to consult his or her tax advisor regarding the specific tax consequences of the proposed transaction to such stockholder, including the application and effect of state, local and foreign income and other tax laws. It is the responsibility of each stockholder to obtain and rely on advice from his or her personal tax advisor as to: the effect on his or her personal tax situation of the reverse stock split (including the application and effect of state, local and foreign income and other tax laws); the effect of possible future legislation and Regulations; and the reporting of information required in connection with the reverse stock split on his or her own tax returns. It also will be the responsibility of each stockholder to prepare and file all appropriate tax returns.

                       PROPOSAL NO. 2: PLAN OF ACQUISITION

Summary Term Sheet

         The following summary highlights selected information about the proposed Acquisition and may not contain all of the information that is important to you. You should carefully read this entire information statement, including the "Risk Factors," the financial statements and the related notes and all the attachments for a complete understanding of the Acquisition. In particular, you should read the Stock Purchase Agreement, which is attached as Appendix A.

o The proposed transaction involves the acquisition by us of all of the issued and outstanding capital stock of SPC resulting in SPC becoming our wholly-owned subsidiary. We are a company with a class of common stock registered under the Securities Exchange Act of 1934 and have no operations, except organizational matters. Our principal offices are located at 11601 E. Lusitano Place, Tucson, Arizona 85748, and our phone number is (520) 731-9890. SPC is a Nevada corporation and its principal offices are located at Unit 152-11782 River Road, Richmond, British Columbia V6X 127, Canada, and its phone number is 604-303-9170. For more information about the parties, please see "The Companies" on page 12.

o On the effective date of the Acquisition, which is expected to be in December of 2001, each shareholder of SPC will receive nine and three-quarters (9.75) shares of newly issued common stock of Unimann for each share of SPC's common stock they own. Unimann will issue an aggregate of 9,750,000 shares of its common stock to the SPC shareholders as part of the Acquisition.

o        We plan to account for this Acquisition  utilizing the purchase method.
         The parties believe that the proposed Acquisition may qualify for tax free treatment under Section 368(a)(1)(B) and Section 351(a) of the Internal Revenue Code of 1986, as amended.

o After the Acquisition, our current shareholders will own 2.5% of us and the former SPC shareholders will own 97.5% .

o After the Acquisition, we will change our name to Sino Pharmaceuticals Corporation.

o After the Acquisition, we will have a new board of directors and new management.

Reasons for Acquiring SPC

         In evaluating the proposed Acquisition, our management considered criteria such as the value of the assets of SPC and the anticipated business operations of SPC in comparison with our current lack of operations and other opportunities presented to us. Based on these criteria, our management determined that the Acquisition was in the best interest of our shareholders.

Votes Required

         Wyoming law provides that the actions of a corporation may be approved upon such terms and conditions as its board of directors may deem expedient and in the best interests of the corporation when authorized by a vote of the holders of the majority of the stock in a corporation. Wyoming further permits the holders of a majority of the stock in a corporation to approve such an action by written consent without the necessity of holding a meeting. Daniel L. Hodges, holder of 800,000 shares of our common stock, or 80% of our currently outstanding shares, has committed to execute a written consent to take all of the actions set forth in this Information Statement, including ratification of the Stock Purchase Agreement. Therefore, no further vote of our shareholders is required.

Income Tax Consequences of the Acquisition

         The following is a summary of the material United States federal income tax consequences of the proposed Acquisition. This summary is based on the provisions of the Internal Revenue Code of 1986, as amended (the "Code"), the United States Treasury Department Regulations (the "Regulations") issued pursuant thereto, and published rulings and court decisions in effect as of the date hereof, all of which are subject to change. This summary does not take into account possible changes in such laws or interpretations, including amendments to the Code, applicable statutes, Regulations and proposed Regulations or changes in judicial or administrative rulings, some of which may have retroactive effect. No assurance can be given that any such changes will not adversely affect the discussion of this summary.

         Section 1032(a) of the Code provides that no gain or loss shall be recognized to a corporation on the receipt of money or other property in exchange for stock of such corporation. Accordingly, assuming that the Acquisition is executed in accordance with the terms and conditions set forth in the Stock Purchase Agreement, (a) the Acquisition appears to satisfy the requirements of a tax deferred "reorganization" within the meaning of Section 368(a)(1)(B) of the Code and a transfer to a controlled corporation within the meaning of Section 351(a) of the Code, and (b) no gain or loss should be recognized by the Company upon the issuance of its common stock to the SPC shareholders in exchange for SPC common stock. Furthermore, the Company's shareholders will not incur any taxable gain or loss as a result of the Acquisition.

         The Acquisition will, however, significantly limit the Company's ability to utilize on an annual basis its net operating loss carryforward ("NOL") currently available to the Company. Under Section 382 of the Code, limitations are imposed on the use of NOLs in the event of a substantial change in the stock ownership of a corporation. The Acquisition will result in such an ownership change because, among other reasons, the percentage of voting stock owned by the existing shareholders of the Company after the Acquisition will be less than 50% of their ownership prior to the Acquisition. As a result, the amount of the Company's annual taxable income that could be offset by the pre-Acquisition NOL will be limited to an amount determined by multiplying the value of the issued and outstanding shares of the Company's common stock on the date of the Acquisition by the federal long term tax exempt rate. The value of the Company's common stock has not yet been ascertained for purposes of determining the limitation on use of the NOL. To the extent the value of the Company's common stock is determined to be equal to shareholders' equity, the use of the NOL will be significantly limited.

         This summary is provided for general information only and does not purport to address all aspects of the possible federal income tax consequences of the Acquisition and is not intended as tax advice to any person. In particular, and without limiting the foregoing, this summary does not consider the federal income tax consequences to stockholders of the Company in light of their individual investment circumstances or to holders subject to special treatment under the federal income tax laws (such as life insurance companies, regulated investment companies and foreign taxpayers). In addition, this summary does not address any consequence of the Acquisition under any state, local or foreign tax laws. No ruling from the Internal Revenue Service or opinion of counsel has been or will be obtained regarding the federal income tax consequences to the stockholders of the Company as a result of the Acquisition. Accordingly, each stockholder is encouraged to consult his or her tax advisor regarding the specific tax consequences of the proposed transaction to such stockholder, including the application and effect of state, local and foreign income and other tax laws. It is the responsibility of each stockholder to obtain and rely on advice from his or her personal tax advisor as to: the effect on his or her personal tax situation of the Acquisition (including the application and effect of state, local and foreign income and other tax laws); the effect of possible future legislation and Regulations; and the reporting of information required in connection with the Acquisition on his or her own tax returns. It also will be the responsibility of each stockholder to prepare and file all appropriate tax returns.

Dissenter's Rights

         Because this Acquisition is being accomplished under a unanimous written consent of all of our shareholders no dissenters rights will be created.

Government Regulation

         Our acquisition of SPC is not subject to federal or state regulatory review, except as it relates to the review of this information statement by the Securities and Exchange Commission.

Differences in Rights of Shareholders

         Because our shareholders will retain their shares in this transaction, there will be no change in the rights of our shareholders as a result of the Acquisition. However, once we approve Proposal 4, our board of directors will be able to designate and issue preferred stock without amending our articles and requiring shareholder approval. If the preferred shares are convertible into common shares or have voting rights similar to common stock, the issuance of the preferred shares will dilute the voting power of the common shares.

Accounting Treatment of the Acquisition

         We plan to account for this Acquisition under the purchase method.

Unaudited Historical and Pro Forma Condensed Financial Information

         On October 10, 2001, we entered into a Stock Purchase Agreement whereby, subject to shareholder approval, we agreed to acquire all of the issued and outstanding common stock of SPC in exchange for 9,750,000 shares of our common stock. We are an inactive publicly registered shell corporation with no significant assets or operations. After the Acquisition, SPC will become a wholly owned subsidiary of ours. The transaction is accounted for using the purchase method of accounting.

         The following table presents certain historical per share data for SPC and for us and certain unaudited pro forma per share data that reflect our acquisition of SPC using the purchase method of accounting. The unaudited pro forma condensed financial data have been prepared by our management and the management of SPC based on the financial statements included elsewhere in this Information Statement. The pro forma adjustments include certain assumptions and preliminary estimates as discussed in the accompanying notes and are subject to change. This pro forma data may not be indicative of the results that actually would have occurred if the combination had been in effect on the dates indicated or which may be obtained in the future. The data should be read in conjunction with our audited financial statements and those of SPC, and the unaudited condensed financial information of SPC and us, which is included elsewhere in this Information Statement. The combined pro forma per share data for us and SPC do not necessarily indicate the operating results that would have been achieved had the Acquisition actually occurred at the beginning of the periods presented nor do they indicate future results of operations or financial position. See "Financial Statements."

         The Unaudited historical and proforma concensed financial information is included herein beginning on page F - 1 though F - 22.



              (THE REMAINDER OF THIS PAGE INTENTIALLY LEFT BLANK)

                                  RISK FACTORS

         This Information Statement contains or incorporates by reference certain forward looking statements with respect to our financial condition, results of operations and business and, assuming the consummation of the Acquisition, the proposed Acquisition with SPC. These forward-looking statements involve certain risks and uncertainties. Factors that may cause actual results to differ materially from those contemplated by such forward-looking statements include, among others, the following possibilities.

Risks Relating to SPC's Business

         The following risks related to SPC's business and our business once the Acquisition is consummated, are important for you to consider.

No History of Profitable
Operations

         SPC was formed in May 2001 and has a limited operating history. In May 2001 acquired a 70% ownership interest in Quindao Haier Pharmaceutical Co., Ltd. ("QHP" or "Qindao Haier"), which is its only business. For the nine months ended September 30, 2001, and year end December 31, 2000, SPC had revenues of approximately $5,920,931 and $7,615,914, and losses of $176,210 and $110,647, respectively. Due to SPC's need to develop and market additional products and expand its customer base, it anticipates that it will have further operating losses for the immediate future.

Need for Additional Capital to
Complete QHP Acquisition

         SPC executed promissory notes in the total principal amount of $9.0 million to acquire QHP. Such notes were due in November 2001, but provided for an extension to May 31, 2002 with the payment of certain penalties, including increased interest. SPC must raise additional capital in order to pay the notes in full before such date or it will forfeit its ownership interest in QHP. In such case, neither SPC nor we will have any significant assets and our current shareholders will have suffered significant dilution of their ownership interest in us. A principal reason for SPC and its shareholders entering into the Acquisition transaction with us is that they believe it will assist SPC in raising such capital. After the completion of the Acquisition, SPC's directors, officers and principal shareholders, who will then control us, intend to make a private placement of our equity securities to raise the required capital. There can be no assurance that the Acquisition will assist in raising such capital through the sale of our securities or that we will be ale to raise the capital needed or raise it on terms and conditions acceptable to us. If we are successful in raising the capital, there can be no assurance that our shareholders will not suffer significant dilution of their ownership of us.

Need for Additional Capital For
Operations

         SPC estimates that an additional $1,000,000 over the next 12 months will be necessary in order to finance its business, assuming that it receives a $4.4 million equity contribution from the QHP's. Because SPC currently does not have sufficient revenues to support its activities, it will be required to raise additional capital to fund its operations and finance its product research and development. Before its acquisition QHP, relied primarily on capital contributions and loans from the Haier Group, Inc. ("Haier"), its former parent, to meet its operations and capital requirements. Any equity financing that we make to fund SPC's activities after the Acquisition could result in dilution to our then-exiting stockholders. Debt financing will result in interest expense, and if it is convertible into equity, such financing could also dilute then-existing stockholders. If we were unable to obtain financing in the amounts and on terms deemed acceptable, our business and future success may be adversely affected.

Option to Purchase Haier's
Interest in QHP

         Haier and its affiliate owns the remaining 30% of Quindao Haier. SPC has an oral understanding that SPC may purchase this interest; however, the price and terms are subject further negotiations. There can be no assurance that SPC will be able to acquire this minority interest or can acquire it on terms and conditions acceptable to it after the Acquisition. In such case, Haier and its affiliate will remain a minority owner of QHP.

Risks of Doing  Business
in China

         The potential risks of political, social or economic instability in the People's Republic of China could adversely affect our ability to carry on or expand our business in China.

         Virtually all of SPC's business is conducted in China. Consequently, after the Acquisition, an investment in our common stock may be adversely affected by the political, social and economic environment in China. Under its current leadership, China had been pursuing economic reform policies, including the encouragement of private economic activity and greater economic decentralization. There can be no assurance, however, that the Chinese government will continue to pursue such policies, that such policies will be successful if pursued, or that such policies will not be significantly altered from time to time. SPC's business and prospects are dependent upon agreements and regulatory approval with various entities controlled by Chinese governmental instrumentalities. SPC's operations and prospects would be materially and adversely affected by the failure of such governmental entities to grant necessary approvals or honor existing contracts, and, if breached, it might be difficult to enforce these contracts in China. In addition, the legal system of China relating to foreign investments is both new and continually evolving, and currently there can be no certainty as to the application of its laws and regulations in particular instances.

         SPC's business plan assumes that if it can broaden its array of pharmaceutical and nutraceutical products and increase its market penetration in China, it will achieve profitable operating results. In order to achieve the demand for its products, it must educate the Chinese medical community and consumers about the uses of its products and export market opportunities must be studied. No assurance can be given that SPC will develop a sufficient array of products or that the products will gain broad enough acceptance in the Chinese market place to achieve profitable operations. Further, SPC may be limited in its ability to sell its products outside of China due to competitive, regulatory and other barriers and patent rights held by its competitors in some other countries.

Patent Protection

         Six of SPC's products are protected by patents in China. There can be no assurance its current or future production of its patented pharmaceutical products will not be the subject of a patent infringement action in the future asserted by patent holders or that our competitors will take political steps to prevent SPC from producing them in China. Further, none of SPC's neutraceutical products are protected by patents. A key to SPC's future success is its ability to produce its pharmaceutical and nutraceuticals at lower costs than its competitors. Although SPC currently utilizes its modern manufacturing facility to produce its products at low costs, it will be competing against other low cost producers, including Kunming Pharmaceutical Company and Shanghai Pharmaceutical Company. There can be no assurance that SPC will be able to produce its pharmaceuticals and nutraceuticals at lower costs than its competitors.

No Employment Agreements

         We have no employment agreements with any of our employees, including our key employees. Employment agreements are not generally used in China and historically there has not been much movement of employees between employers. SPC will rely on this cultural tradition and will not seek employment agreements with its key employees. The loss of these key employees would adversely impact its performance.

The market in which SPC
operates is intensely competitive
and actions by its competitors
could harm its business

         SPC must compete with other pharmaceutical companies, many of whom are larger, better capitalized, better connected with and more experienced. Barriers to entry in the pharmaceutical and nutraceutical industry are moderate and increased competition could occur. As SPC seeks to market its product, it will face a greater number of competitors, many of who will be in well-established markets it seeks to penetrate. Accordingly, SPC may not be able to successfully compete against them or any future competitors. Moreover, competitors may be able to respond more quickly to take advantage of new or changing opportunities, technologies and customer preferences and requirements. They also may be able to undertake more extensive promotional activities and offer more attractive rates and other terms to borrowers, gaining a competitive advantage over SPC.

SPC may have difficulty
managing future expansion

         SPC's future success will be highly dependent upon its ability to successfully manage its operations. If SPC's products are successful, SPC will need to expand very quickly to meet demand. SPC's ability to manage and support its growth effectively will be substantially dependent on its ability to implement adequate financial and management controls, reporting systems, and other procedures and hire sufficient additional financial, accounting, administrative, and management personnel. There can be no assurance that SPC will be able to identify, attract, and retain experienced personnel.

         SPC's future operating results will depend, in part, on the ability of its management and other key employees to implement a system for operations, financial control, and information management, and to recruit, train, and manage its employee base.

         There can be no assurance that SPC will be able to achieve or manage any such growth successfully or to implement and maintain adequate financial and management controls and procedures, and any inability to do so would have a material adverse effect on our business, results of operations and financial condition.

Risks Relating to the Acquisition

The consideration to be paid to
SPC was determined by us and
the shareholders of SPC after
negotiation and may not reflect
any recognized criteria of value

         The consideration offered to SPC in the Acquisition may not reflect the actual value of our stock and bears no relationship to the assets, book value, earnings, net worth, or any other recognized criteria of value. Consequently, the consideration offered to SPC was determined arbitrarily and solely by SPC and us. In establishing the offering price, our management considered such matters as SPC's operating results, assets, business, financial resources and the general condition of the securities markets. The exchange ratio of the Acquisition should not, however, be considered an indication of actual value of SPC or us. Neither we nor SPC obtained a fairness opinion in connection with the Acquisition.

Certain anti-takeover features
of our articles of incorporation
and bylaws and Wyoming law
may have the effect of
discouraging potential
Acquisition proposals

         Upon consummation of the Acquisition, certain provisions of our Articles of Incorporation and Bylaws, along with certain provisions of Wyoming statutory law, could discourage potential Acquisition proposals and could delay or prevent a change in control. Such provisions could diminish the opportunities for a shareholder to participate in tender offers, including tender offers at a price above the then current market value of our common stock. Such provisions also may inhibit fluctuations in the market price of our common stock that could result from takeover attempts.

There is no market for your
shares and you may not be able
to sell them

         There has been no trading market for our common stock. There is no assurance that a trading market will ever exist. The Securities and Exchange Commission is hostile to reverse shell Acquisitions like this one. The Securities and Exchange Commission may not allow this Acquisition to occur or may only do so after great difficulty.

         Although we intend to ultimately file a registration statement under the Securities Act of 1933, as amended, there is no assurance the registration statement will be declared effective by the Securities and Exchange Commission.

         If our registration statement is declared effective, we intend to apply for listing of our common stock on the OTC Bulletin Board. We do not meet the qualifications for NASDAQ or the other national exchanges.
         Although we will be applying to list our common stock on the OTC Bulletin Board, there can be no assurance that our application will be granted and there can be no assurance that an active market will develop for our common stock. Although our director, officer and principal shareholder, Daniel L. Hodges, intends to assist us in obtaining a market maker (a requirement for listing) after the Acquisition and effectiveness of the registration statement, there can be no assurance any broker will be interested in trading our stock. Therefore, it may be difficult to sell your shares if you should desire or need to sell. You may have no more liquidity in your stock even if we are successful in getting our stock transaction registered and getting listed on the OTC Bulletin Board.

         o Once we have issued shares of our common stock in the Acquisition, we do not know how our common stock will trade. Even if we are successful in being listed on the OTC Bulleting Board, market price of our common stock may fluctuate significantly due to a number of factors, some of which may be beyond our control, including:

         o the potential absence of securities analysts covering us and distributing research and recommendations about us;

         o the liquidity of our common stock will be low because only 2.5% of our shares will be in the hands of non-affiliates of the company and such shares are not eligible for sale under exemptions from registration under the Securities Act of 1933;

         o changes in earnings estimates by securities analysts or our ability to meet those estimates;

         o the operating results and stock price performance of other comparable companies;

         o low trading volume because so much of our stock is closely held;

         o        overall stock market  fluctuations;  and

         o economic conditions generally and in the alternative fuels industry in particular. Any of these factors could have a significant and adverse impact on the market price of our common stock. In addition, the stock market in general has experienced extreme volatility and rapid decline that has often been unrelated or disproportionate to the operating performance of particular companies. These broad market fluctuations may adversely affect the trading price of our common stock, regardless of our actual operating performance.

                                  THE COMPANIES

Unimann, Inc.

         Since its inception in 1997, Unimann, Inc., a Wyoming corporation, has not engaged in any operations other than organizational matters. We were formed specifically to be a "blank check" or "clean public shell" corporation for the purpose of either merging with or acquiring an operating company with operating history assets. We are currently an inactive publicly registered shell corporation with no significant assets or operations. We have not been involved in any litigation nor have we had any prior regulatory problems or business failures. We are not traded on any public market and we have never paid dividends. As of October 31, 2001 (our "Record Date") we had 25 shareholders of record.

         Our executive offices are located at 11601 E. Lusitano Place, Tucson, Arizona 85748. Our telephone number is (520) 731-9890. Our President, Secretary and sole director is Daniel L. Hodges.

         As the sole director, Mr. Hodges has commenced implementation of our principal business purpose, which is to seek Acquisition or Acquisition candidates. We have sought to acquire assets or shares of an entity actively engaged in business and which generates revenues, in exchange for our securities. We have not and will not, if the Acquisition is not consummated, limit our search to any particular field or industry.

         Mr. Hodges has a controlling interest in numerous shell companies which seek or have effected Acquisitions or Acquisitions similar to that which we seek. Mr. Hodges owns 800,000 pre-reverse stock split shares (80 percent) of our outstanding common stock. In the past, Mr. Hodges has typically sold his controlling shares in the shell companies for cash. The other shareholders of the shell companies received shares in the applicable new company as a result of the Acquisition or Acquisition.

         Competition. We are not a significant participant in the market for Acquisitions with, or financing of, development stage enterprises. There are many established management and financial consulting companies and venture capital firms which have significantly greater financial and personnel resources, technical expertise and experience than we have in this field. In view of our limited financial resources and management availability, we continue to be at a significant competitive disadvantage.

         Property. We have no operations and therefore neither rent nor own any property. We operate at 11601 E. Lusitano Place, Tucson, Arizona 85748, the offices of Daniel L. Hodges. We pay no rent on this space.

         Employees. We have no full-time or part-time employees. Mr. Hodges, our sole officer and director, has agreed to allocate a nominal portion of his time to our activities without compensation.

         Legal Proceedings. We are not subject to any pending litigation, legal proceedings or claims.

         Market Information. There are no public markets for our common stock. None of our securities are traded on any public market.

         Dividends. We have not paid dividends on our common stock and do not anticipate doing so in the foreseeable future.

         Our Management's Discussion and Analysis of Financial Condition and Results of Operation

         We are an inactive publicly registered shell corporation with no significant assets or operations. There are no trends that will result in or are likely to result in our liquidity increasing or decreasing. We have no material commitments for capital expenditures as of the end of the latest fiscal period. We do not anticipate performing research and development for any products during the next twelve months. We have no full or part time employees and do not anticipate hiring any employees during the next twelve months. We are a public shell corporation created as a vehicle to acquire or merge with another corporation who seeks the perceived advantages of a publicly held corporation. We have, and likely will continue to have, insufficient capital to engage in any operations other than acquiring or merging with another company.

         Trading Market and Dividends. Our stock is not traded on any public market or exchange.

         Holders of common stock are entitled to receive dividends out of assets legally available for this purpose at the times and in the amounts as the Board of Directors may from time to time determine. Holders of common stock will share equally on a per share basis in any dividend declared by the Board of Directors.

         We have not paid any dividends on our common stock and do not anticipate paying any cash dividends in the foreseeable future.

Sino Pharmaceuticals Corporation

General

         Sino Pharmaceuticals Corporation ("SPC" or "Sino") was formed in Nevada in May 2001 and acquired a 70% ownership interest in Qingdao Haier Pharmaceutical Co., Ltd. ("Qingdao Haier" or "QHP") in that month. Qingdao Haier was formed on November 24, 1994 as a wholly owned subsidiary of The Haier Group, one of the largest business conglomerates in China with revenues exceeding U.S. $5 billion in 2000. QHP is the sole business of SPC and, therefore, unless the context otherwise indicates, references in this Information Statement to SPC refer to the business of QHP.

         Qingdao Haier manufactures both therapeutic pharmaceuticals and Chinese nutraceuticals, which essentially are herbal supplements. QHP manufactures and distributes ten products in China and recently obtained regulatory approval from the Chinese State Drug Authority ("SDA") for four new products. In addition, it has three new products targeting osteoporosis that are currently in its late stage development pipeline where it is seeking regulatory approval from the SDA. QHP's pharmaceutical products are designed to treat and prevent osteoporosis, chronic gastritis, diabetes and cancer. Its four nutraceutical products are designed to boost immunity and treat and prevent premenstrual syndrome, liver disease, insomnia, immunity and anti-aging. Its three new products in the regulatory pipeline are designed to treat and prevent osteoporosis on a pharmaceutical and nutraceutical level.

         SPC's strategy is to reposition QHP to take advantage of what it perceives to be three long-term growth areas:

         o        pharmaceuticals;

         o        nutraceuticals; and

         o        given sufficient capital, biotechnology.

         According to the SDA, Quingdao Haier has the second largest pharmaceutical distribution system in China, the largest being that of China North Pharmaceutical Corporation ("China North"), which is owned by the Chinese government. More than 95% of the pharmaceutical industry is state owned and managed and SPC believes is characterized by inefficiency, low productivity, mismanagement and low innovation. SPC believes that this provides an opportunity for future growth as it repositions the business of Qingdao Haier.

         The following is a summary of pharmaceuticals and nutraceuticals that QHP is selling, plans to sell or are awaiting seeking approval from the SDA to begin selling.

Pharmaceutical Products

---------------------------- -------------------------- -------------------------- --------------------------------
Product                      Category                   Indication                 Status
---------------------------- -------------------------- -------------------------- --------------------------------
Gainuozhen                   Pharmaceutical             Osteoporosis               Launched
(alfacalcidol)
---------------------------- -------------------------- -------------------------- --------------------------------
Danguixiang                  Pharmaceutical             Chronic Gastritis          Launched
---------------------------- -------------------------- -------------------------- --------------------------------
Sangzhi                      Pharmaceutical             Diabetes                   Launched
---------------------------- -------------------------- -------------------------- --------------------------------
Borui                        Pharmaceutical             Anti Cancer                Launched
---------------------------- -------------------------- -------------------------- --------------------------------
Haitong                      Pharmaceutical             Cholesterol lowering       Launched
---------------------------- -------------------------- -------------------------- --------------------------------
Tianruite                    Pharmaceutical             Analgesic/Anti-pyuretic    Launched
---------------------------- -------------------------- -------------------------- --------------------------------


Nutraceutical Products

---------------------------- -------------------------- -------------------------- --------------------------------
          Product                    Category                  Indication                      Status
---------------------------- -------------------------- -------------------------- --------------------------------
Caili                        Nutraceutical              Immunity                   Launched
---------------------------- -------------------------- -------------------------- --------------------------------
Caili No. 2                  Nutraceutical              PMS/menopause              Launched
---------------------------- -------------------------- -------------------------- --------------------------------
Hailite                      Nutraceutical              Liver Disease              Launched
---------------------------- -------------------------- -------------------------- --------------------------------
Shenankong                   Nutraceutical              Diabetes                   Launched
---------------------------- -------------------------- -------------------------- --------------------------------
Baoankang                    Nutraceutical              Immunity                   Approved by SDA
---------------------------- -------------------------- -------------------------- --------------------------------
Cailisol                     Nutraceutical              Anti-aging                 Approved by SDA
---------------------------- -------------------------- -------------------------- --------------------------------
Caili No. 4                  Nutraceutical              Anti-aging                 Approved by SDA
---------------------------- -------------------------- -------------------------- --------------------------------
F.O.S. Solution              Nutraceutical              Constipation               Approved by SDA
---------------------------- -------------------------- -------------------------- --------------------------------


Products in the Pipeline

---------------------------- -------------------------- -------------------------- --------------------------------
          Product                    Category                  Indication                      Status
---------------------------- -------------------------- -------------------------- --------------------------------
Gainuoquang                  Pharmaceutical             Osteoporosis               Seeking approval of SDA
---------------------------- -------------------------- -------------------------- --------------------------------
Calsup                       Nutraceutical              Osteoporosis               Seeking approval of SDA
---------------------------- -------------------------- -------------------------- --------------------------------
1, 25 (OH) 2AD3              Pharmaceutical             Osteoporosis               Seeking approval of SDA
---------------------------- -------------------------- -------------------------- --------------------------------

Development of Pharmaceutical and Nutraceutical Products

         Qingdao Haier has developed all its pharmaceutical and nutraceutical products internally. It has expensed its research and development costs, which are cumulatively estimated at US $12.0 million during the period from 1994 to 2001. Chinese GAAP does not take these costs into account as capitalized development assets.

Production Facilities

         According to the SDA, QHP owns and operates one of the most modern pharmaceutical factories in China. It is a good manufacturing practices ("GMP") factory certified by the SDA. Its facilities are comprehensibly certified and licensed to manufacture the full range of pharmaceuticals, including tablets, hard capsules, soft gel capsules, granules and oral solutions. All of the products are manufactured at QHP's facility and are fully licensed for sale throughout China and for export overseas. However, in order to export SPC's products into other countries, SPC's products would have to be registered in such countries, which SPC has not done. Its production capabilities include an extraction workshop that can:

         o perform extractions of water or ethanol, and can produce 21.6 million bottles of oral solutions of various sizes per year, and produce soft gel capsules at the rate of 42 million per year;

         o produce solid preparations, including 10.8 million packets of granules per year of various sizes, and produce 130 million capsules per year; and

         o        produce 250 million capsules or tablets per year.

         QHP's factory is running at approximately 15% capacity and it can produce all of its pharmaceuticals and nutraceuticals now approved by the SDA or in the pipeline for review by the SDA.

Distribution

         SPC believes that Qingdao Haier has one of the largest and most developed pharmaceutical sales and distributions networks in China, comprising 4,120 retail outlets and 105 hospitals. SPC believes that this network is second only to China's largest pharmaceutical company, the state-owned North China Pharmaceutical Corporation ("NCPC"). Of the retail outlets, which include private and state owned pharmacy chains, supermarket chains, independent private and state-owned pharmacies, hospital retail pharmacies, over 3,300 are run without QHP sales personnel or employees. In addition to the retail sales force and distribution network, QHP also has a sales force of 200 that calls approximately 105 hospitals throughout China. Its hospital customers purchase the pharmaceuticals under China's centrally planned national medical insurance system. Its largest group of hospital customers are in Qingdao, Wuhan and Sijiazhuang provinces. Its largest concentration of retail outlets are in Suzhou, Sichuan, Beijing, Qingdao and Wuxi provinces.

Suppliers

         The main supplier of pharmaceutical raw materials and ingredients to QHP is Qingdao No. 3 Pharmaceutical Plant, based in Qingdao China. QHP purchases herbs for its nutraceuticals from local collective farms in Shandong Province.

Customers

         QHP's customers are located throughout all of the provinces of China. It markets to these customers through its retail sales and distribution network in hospitals and pharmacies. QHP uses a team of detail personnel to educate doctors and pharmacists on the benefits of its products. It also does direct consumer marketing through newspaper advertisements and in-store point of sale materials and on-site promotions.

Employees

         SPC employs approximately 219 full-time staff, including 34 in production, 32 in technical and research and development, 10 in administration, 140 in sales and marketing and 13 in shipping and warehousing. It also employs approximately 1,000 part-time sales and distribution employees in China.

Competition

         SPC believes that the Chinese pharmaceutical industry is a highly regulated, inefficient, low productivity manufacturing industry characterized by little innovation. The industry principally produces traditional Chinese medicines and second and third generation western prescription and over-the-counter (OTC) pharmaceuticals that are predominantly generic (or off patent) and, to a lesser extent, patented medicines. The industry displays a lack of current, or fourth generation pharmaceuticals production, both patented and generic, such as those being manufactured and marketed by the multinational pharmaceutical companies in North America, Europe and even India.

         The industry is principally the result of years of state ownership and high subsidization. The state-owned and operated entities are centrally planned and directed organizations under the socialist system. This has resulted in regionalization of both production and sales, complacency through assured regional market share in a large, captive and protected market, and the lack of research and development innovation as a result of centrally planned and directed production dictates.

         In recent years, as a consequence of China's continuing evolution to a more capitalist oriented market economy, its pharmaceutical industry has undergone some positive measure of reform, leading to deregulation, consolidation, closure of facilities, privatization and decreasing subsidization of the industry that has resulted in marginal increases in efficiency, productivity and innovation.

         While China has many pharmaceutical factories, most of these factories are small-to-medium sized, regional, state-owned enterprises. According to the SDA, there are only twelve large, state-owned pharmaceutical enterprises that have a national exposure and distribution system similar to QHP. Most of these are dedicated to the production of second and third generation, generic pharmaceuticals and traditional Chinese medicines. There are relatively few neutraceutical producers in China and most neutraceuticals are imported. QHP believes that few of these have the ubiquitous, established brand recognition and consumer confidence that the "Haier" brand does. China also has sixteen foreign-owned and Sino-foreign joint venture pharmaceutical enterprises that market third and fourth generation pharmaceuticals.

         For a country with the size and population base of China, the existence of very few large, national, state owned pharmaceutical factories, coupled with sixteen multinational pharmaceutical factories, does not lend itself to a highly competitive industry and market environment in the patented pharmaceutical and nutraceutical area. Further, QHP believes that the ongoing and continued closure of aging, non-complying and debt ridden, regional, state owned pharmaceutical enterprises and the merging and consolidation of existing state owned pharmaceutical enterprises, coupled with the recently imposed restriction on issuance of new pharmaceutical production licenses, should further lessen the competitive environment.

Regulation and Taxation

         All Sino-foreign joint ventures are governed by the "Law of the People's Republic of China on Chinese-Foreign Equity Joint Ventures," which contain provisions on protecting the legal rights of foreign investors. Enterprises of this category have the characteristics that all the parties participating in the joint venture offer investment in it, jointly operate it, share the risks of it in accordance with their proportions of investment and are jointly held responsible for the profits and losses of it. The corporate form of the Sino-foreign joint-ventures is the limited liability company with the board of directors being the supreme body of power.

         The establishment of Sino-foreign pharmaceutical joint-venture enterprises requires special approval and license by the SDA, which restricts the number of licenses granted to Sino-foreign pharmaceutical joint-venture enterprises. In fact, under the most recent SDA guidelines, no further licenses shall be issued for new pharmaceutical factories in China.

         According to Chinese law, all pharmaceutical enterprises are governed, according to the Drug Administration Law of the People's Republic of China, under the sole auspices of the SDA.

         All pharmaceutical enterprises are approved and registered by the SDA and all pharmaceutical enterprises are issued a "License of Pharmaceutical Enterprise" and a "Certificate of Inspection" to legally operate in China. Under the China Foreign Joint Venture Law, the joint venture, QHP, has a two-year tax holiday commencing from the date that the company first declares a net profit. Thereafter, QHP will have a favorable tax rate of 28%.

Intellectual Property

         SPC holds patents on six of its pharmaceutical products issued by the Chinese government. The products are Gainuozhen, Sangyhi, Borui, Caili, Caili No. 2 and Caili No. 4. The patent protection on these in China extends from 2001 to 2015.

Legal Proceedings

         Qingdao  Haier  is  not  subject  to  any  pending  litigation,   legal
proceedings or claims.

Acquisition of Qingdao Haier Pharmaceutical Co., Ltd.

         On May 30, 2001, SPC entered into a Share Ownership Purchase & Transfer Agreement (the "Agreement") of QHP with Haier and Brave Lion (HK) Co., Ltd. ("Brave Lion"). QHP was wholly owned by Haier and Brave Lion, with Haier having a 75% ownership interest and Brave Lion having a 25% ownership interest. Brave Lion is owned by an affiliate of Haier. Under the Agreement SPC purchased 70% of the shares of common stock of QHP from Haier and Brave Lion for $9.0 million. SPC issued two promissory notes in payment of the purchase price, one in the amount of $8,260,700 to Haier and one in the amount of $739,300 to Brave Lion. These notes were dated May 30, 2001, and are due November 30, 2001. SPC will not made a payment on either of the notes by such date, but the notes permit an extension of payment to May 31, 2002 with an increase in interest and payment of certain penalties.

         A precondition to SPC's obligations under the Agreement was that QHP have $7,650,000 in paid in capital on May 30, 2001. In addition, Haier committed to make an additional investment of $4,440,000 on or before July 29,2001 or the payment of the notes issued by QHP, whichever is later. Haier will pay this amount concurrently with SPC's payment of its note to Haier. This payment will alter the relative percentage ownership in QHP, such that, upon the investment by Haier of $4,440,000, the final ownership of QHP will be as follows:

                           Haier                     20%
                           Brave Lion                10%
                           SPC                       70%

         The Chinese Government approved the transfer of the 70% ownership interest in QHP on July 10, 2001, so that SPC is now the record owner of the QHP shares. However, if SPC does not pay the notes by May 31, 2002 it will forfeit its ownership interest in QHP. The Agreement calls for a Board of Directors of Qingdao with six members. Under the Agreement, four of the directors will be elected by the Company, one by Haier, and one by Brave Lion. The Chairman of the Board of Directors shall be appointed by SPC, while the Vice-Chairman shall be jointly elected by Haier and Brave Lion. SPC also has the right to appoint the general manager and financial manager of QHP. SPC has an oral understanding with Haier and Brave Lion that it may purchase the remaining 30% of QHP in the future on terms acceptable to the parties. SPC can make no assurance that it will in fact be able to make such purchase. Further, for various reasons, some of which a re political in nature, SPC may not want to make such purchase.


Doing Business In China

         QHP's business is being conducted in the People's Republic of China ("PRC" or "China") and will be subject to the political, social and economic environment in China. China is controlled by the Communist Party of China. Under its current leadership, China has been pursuing economic reform policies, including the encouragement of private economic activity and greater economic decentralization. However, the Chinese central government has exercised and continues to exercise substantial control over virtually every sector of the Chinese economy. Accordingly, the Chinese government actions in the future, including any decision not to continue to support current economic reform programs and to return to a more centrally planned economy, or regional or local variations in the implementation of economic reform policies, could have a significant effect on economic conditions in China or particular regions thereof. Economic development may be further limited by the imposition of austerity measures intended to reduce inflation, the inadequate development or maintenance of infrastructure or the unavailability of adequate power and water supplies, transportation, raw materials and parts, or a deterioration of the general political, economic or social environment in the PRC, any of which would have a material adverse effect on QHP's business, financial condition and results of operations. Moreover, economic reforms and growth in China have been more successful in certain provinces than others, and the continuation or increase of such disparities could affect the political or social stability of China.

         If QHP was required to move its manufacturing operations outside of China, its potential profitability, competitiveness and market position could be materially jeopardized, and there could be no assurance that QHP could continue its operations. QHP's business and prospects are dependent upon agreements with various entities controlled by Chinese governmental instrumentalities. The failure of such entities to honor these contracts, or the inability to enforce these contracts in China could adversely affect its business operations. There can be no assurance that assets and business operations in China will not be nationalized, which could result in the total loss of its investment in China.

         The legal system of China relating to foreign investments is relatively new and continues to evolve, thus creating uncertainty as to the application of its laws and regulations in particular instances. Definitive regulations and policies with respect to such matters as the permissible percentage of foreign investment and permissible rates of equity returns have not yet been published. Furthermore, statements regarding these evolving policies have been conflicting. These policies are in many cases subject to interpretation, the discretion of officials and continue to be modified, perhaps on a case-by-case basis. As a legal system in China develops with respect to these new types of enterprises, foreign investors may be adversely affected by new laws, changes to existing laws, or interpretations of the laws, and the preemption of provincial or local laws by national laws. In circumstances where adequate laws exist, it may not be possible to obtain timely and equitable enforcement of them.

         Legal Proceedings. SPC is not subject to any pending litigation, legal proceedings or claims.

SPC's Management Discussion and Analysis of Financial Condition and Results of Operation

         The following discussion should be read in conjunction with SPC's financial statements and notes thereto appearing elsewhere in this information statement. The following discussion contains forward-looking statements, including, but not limited to, statements concerning our plans, anticipated expenditures, the need for additional capital and other events and circumstances described in terms of our expectations and intentions. You are urged to review the information set forth under the captions for factors that may cause actual events or results to differ materially from those discussed below.

         Overview. SPC was formed in May 2001 in order to acquire a 70% ownership interest in QHP for the price of $9.0 million. SPC had no business prior to its purchase of QHP. It issued two promissory notes in the aggregate principal amount of $9.0 million to purchase QHP. The notes were due and payable November 1, 2001, but provided for an extension to May 31, 2002 upon the payment of additional interest and certain other penalties.

         QHP was formed on November 24, 1994 by The Haier Group, one of the largest companies in China, to engage in the pharmaceutical business.

         Results and Plan of Operation. On a pro forma basis, for the year ended December 31, 2000 SPC had revenues of $7,614,914 and a loss of $110,647 and for the nine months ended September 30, 2001 it had revenues of $5,920,931 and a loss of $176,210. All of these revenues were derived from QHP. Since its formation in 1994, QHP has received capital contributions from its parent, The Haier Group, to implement its business plan. Because QHP was a wholly-owned subsidiary and it was in the development stage for much of this period, it has historically not operated on a profitable basis.

         SPC believes that with the addition of its management team and the implementation of a new business plan, it can grow the pharmaceutical and nutraceutical business. SPC plans, with sufficient capital, to increase QHP's revenue base, increase the promotion of its products with a larger sales force and greater marketing efforts and emphasize new product development. With an increase in revenues and margins through higher production and more efficient utilization of its manufacturing facilities and personnel, SPC believes QHP and it can achieve profitable operations.

         Liquidity and Capital Resources. SPC will require approximately $10.0 million in debt or equity capital to complete its acquisition of QHP by retiring the $9.0 million principal amount notes it issued to purchase QHP and to provide working capital to implement its business plan. Upon payment of the notes, Haier is obligated to contribute $4.4 million in working capital. SPC believes that this amount plus its own $1.0 million working capital infusion will be sufficient to execute its business plan for the next 24 months.

         SPC has no firm commitments to raise such capital, but it has undertaken discussions with various investment bankers and other financing sources, which it intends to pursue after completion of the Acquisition transaction. SPC can offer no assurance that it will be able to raise the required capital or raise it on terms and conditions acceptable to it.

Description of SPC's Capital Stock

         SPC has 100,000,000 shares of common stock authorized at a par value of $.001 per share. As of October 31, 2001, there were 1,000,000 shares issued and outstanding. There are no agreements to issue any additional stock. There are no voting trusts between SPC and its shareholders relative to the outstanding common stock.

                   PROPOSAL NO. 3 CHANGE IN OUR CORPORATE NAME

         Following the Acquisition, our board of directors and the majority shareholder has decided that it is in our best interest to change our name to reflect our Acquisition with SPC in order to capture the goodwill associated with that name. Therefore, following the closing of the Acquisition we will amend our articles of incorporation to change our name to Sino Pharmaceuticals Corporation. The form of amendment is attached hereto as Appendix A.

                    PROPOSAL NO. 4 AUTHORIZE PREFERRED STOCK

         Our majority shareholder has approved an amendment to our articles of incorporation that would allow for the issuance of preferred stock. At the present time, our articles of incorporation do not allow for the issuance of preferred stock. The board of directors has reviewed this matter and has decided that it is in our best interest to amend our articles of incorporation to provide for 10,000,000 shares of post-reverse stock split "blank check" preferred stock.

         Blank check preferred stock is preferred stock that is generally authorized for issuance without any determination of rights and preferences attached to it. The final decision as to the rights and preferences of preferred stock that is issued rests in the hands of the board of directors without any further shareholder approval requirement. In other words, the board of directors can issue preferred stock in one or more classes with varying rights and preferences from time to time without asking your permission.

         As mentioned above, the board of directors reviewed this matter and determined that not having the ability to issue preferred stock was a detriment to our ability to achieve our business strategy. In addition, in the context of the Acquisition, the lack of authorized preferred stock would hinder our ability to raise additional capital, assuming the Acquisition is consummated, for the ongoing business operations of SPC.

         The form of the proposed amendment that is attached as Appendix B.

                               GENERAL INFORMATION

Security Ownership of Our Shares By Certain Beneficial Shareholders

         As of October 31, 2001, Daniel L. Hodges was: (i) the only person known by us to be the beneficial owner of more than 5% of the outstanding shares of common stock, and (ii) is our sole director and executive officer. Mr. Hodges has sole voting and investment power as to the shares shown below.

           Name and Address of Beneficial        Amount             Percent
                        Owner
         ---------------------------------   ----------------   ----------------
         ---------------------------------   ----------------   ----------------
         Daniel L. Hodges                      800,000(1)               80%
         President and Director
         11601 E. Lusitano Place
         Tucson, AZ  85748


         (1)      Shares shown on a pre-reverse stock split basis.

         After the four for one reverse stock split and the Acquisition, our shareholders will own 250,000 shares or 2.5% of the Company.

Executive Compensation of our Directors and Officers

         Mr. Hodges, the sole officer and director, has not received any compensation for his services as an officer or director, at any time.

Shareholder Proposals

         If the Acquisition is not consummated, we may hold an annual meeting of shareholders during 2002. In the event such a meeting is held, any shareholder notice of a proposal intended to be presented at such meeting must be received at our principal offices no later than the close of business of the sixtieth day prior to the meeting, unless the public announcement is first made by us fewer than seventy days prior to the date of such annual meeting, then the notice must be received by the close of business on the tenth day following the day on which the public announcement of the date of such annual meeting is made.

         A shareholders' notice to the Secretary shall set forth as to each matter the shareholder proposes to bring before the annual meeting: (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (ii) the name and address, as they appear on the corporation's books, of the shareholder proposing such business, (iii) the class and number of shares of the corporation which are beneficially owned by the shareholder, (iv) any material interest of the shareholder in such business and (v) any other information that is required to be provided by the shareholder pursuant to Regulation 14A under the Securities Exchange Act of 1934, in his capacity as a proponent of a shareholder proposal. Notwithstanding the foregoing, in order to include information with respect to a shareholder proposal in the proxy statement and form of proxy for a shareholders' meeting, shareholders must provide notice as required by the regulations promulgated under the 1934 Act.

Management Following the Acquisition

         The following table sets forth the names, positions and ages of our directors and executive officers following the Acquisition. All directors are elected at each annual meeting and serve for one year and until their successors are elected and qualify. Officers are elected by the Board of Directors and their terms of office are at the discretion of the Board.

    Name of Director/Officer     Age      Position(s) With Company
    ------------------------     ---      ------------------------
    Mahmoud S. Aziz              44       Chairman of the Board, President and
                                          Secretary
    Jianfang Jin                 48       Vice President, Treasurer and Director
    Ms. Yunhua Jin               72       Director
    Zahir Popat                  48       Director
    Manjit Mundie                38       Director

Mahmoud S. Aziz

         Mr. Aziz has served as Chairman of the Board, President and Secretary of SPC since its inception in 2001. Since 1983, Mr. Aziz has been the Chairman and CEO of The Fazio Group of companies, which are involved in manufacturing, international trade, shipping and transportation, biotechnology, and pharmaceuticals, warehousing and distribution, real estate construction and development, ship-building, banking and financial investments. Mr. Aziz is the principal shareholder of the Fazio Group. He has a biochemistry degree from Simon Fraser University, Canada.

Jianfang Jin

         Mr. Jin has been our Vice President and Treasurer since our inception in 2001. Since May 1997, Mr. Jin has served as the President of the American Evans Group Corporation, a holding corporation with various interests in China. Since June 1997, he has served as General Manager and a consultant of Beijing Evans Information and Consulting Co., Ltd., a China-based management, investment and marketing consulting company. From July 1994 to January 1997, he served as CEO of Fanlen Software System (Beijing) Co., Ltd., a software design and development company. Mr. Jin has a bachelors degree in economics from Nankai University in China, a masters degree in accounting from the University of Indianapolis and a masters degree in agricultural economics from Purdue University.

Jin Yunhua

         Since 1998 Ms. Yunhua has been the State Outstanding Senior Expert of China, which is a senior scientific advisor to the Chinese government. Also since 1998 she has been a senior advisor to the Director General of the SDA. From 1986 to 1998 she was the Executive Vice Chairman of the Committee on Technology for the State Pharmaceutical Administration of China. Ms. Yunhua served as the Expert Advisor to the United Nations Industrial Development Organization for the Chinese Government in the area of preventative medicines from 1983 to 1987. Ms. Yunhua received her Bachelor of Science degree in Pharmacy from Shanghai Medical College, and her Masters of Science and Ph.D. in pharmaceutical chemistry from Purdue University. She is the mother of Jianfang Jin.

Zahir Popat

         Mr. Popat has been the President and CEO of La Roche Remedies, Inc. since 1999. From 1986 through 1998, Mr. Popat represented Apotax, Inc., a privately-owned Canadian generic manufacturer in its Middle East operations. Mr. Popat earned a Bachelors degree in Science and Pharmacy
         from       the       University       of       British        Columbia.

Manjit Mundie

         Since 1992, Mr. Mundie has been an independent consultant working various capacities with public and private companies. From 1986 to 1992, Mr. Mundie served as an account executive at Yorkton Securities and Canaccord Capital (previously known as LOM Western), two of the largest independent stock brokerage firms in Canada. He has dealt with companies in natural resources, manufacturing, health care, nutraceuticals and technology related industries. Mr. Mundie received his degree in financial management from the British Columbia Institute of Technology.

Executive Compensation

         For the year ended December 31, 2000, and for the nine months ended September 30, 2001, neither Mr. Aziz, our Chairman of the Board, President and Secretary, nor Mr. Jin, our Treasurer, received any compensation or stock options from SPC.

                               STOCK OPTION GRANTS


         The Company has not granted any stock options since its inception.

         PRINCIPAL STOCKHOLDERS AND STOCKHOLDINGS OF MANAGEMENT

         The following table sets forth, as of October 31, 2001, the number and percentage of outstanding shares of Common Stock beneficially owned by (a) each person known by us to beneficially own more than 5% of such stock, (b) each director of the Company, (c) each of the Named Officers, and (d) all our directors and executive officers as a group. The address of each stockholder listed below is c/o Sino Pharmaceuticals, Inc., Unit 152 - 11782 River Road, Richmond, British Columbia, V6X 1Z7 Canada.

                                              Shares                                  Shares
                                           Beneficially                             Beneficially
                                           Owned Before     Percent of Common        Owned After         Percent of
 Name and Address of Beneficial Owner      Acquisition            Stock              Acquisition        Common Stock
-------------------------------------      -----------      -----------------        -----------        ------------
Mahmoud S. Aziz(1)                             623,639             70.8                6,080,480            60.8
Jianfang Jin(1)                                153,565             15.4                1,497,258            15.0
Jin Yunhua(1)                                      -0-               -                     -
Zahir Popat(1)                                  61,539              6.2                  600,005             6.0
Manjit Mundie(1)                                10,257              2.7                  100,005             1.0
Shabnam Aziz(1)                               100,000              10.0                  975,000             9.8
Ruth Jean Janay(1)                             51,000               5.1                  497,250             5.0
All officers and directors as a group         798,000              79.8                7,780,498            77.8
(5 persons)

(1) The addresses of all of these shareholders is Unit 152-11782 River Road, Richmond, British Columbia V6X 127, Canada.

         Our Principal Shareholder.

         As of October 31, 2001, Daniel L. Hodges holds 800,000 pre-reverse stock split shares of our common stock which represents 80% of our issued and outstanding capital stock. He is also our sole director and executive officer. Twenty-five shareholders hold the remaining 200,000 pre-reverse stock split shares of our common stock. None of our 25 shareholders owns in excess of 1% of our shares.

              PROPOSAL NO. 5 ADOPTION OF THE 2001 STOCK OPTION PLAN

Summary of the 2001 Stock Option Plan

         Our board of directors adopted the 2001 Stock Option Plan on October 31, 2001. The Plan authorizes us to issue 1,000,000 pre-reverse stock split shares of common stock for issuance upon exercise of options. The Plan authorizes us to grant to our key employees (i) incentive stock options to purchase shares of common stock and (ii) non-qualified stock options to purchase shares of common stock.

Objectives

         The objective of the Plan is to provide incentives to our key employees and directors to achieve financial results aimed at increasing shareholder value and attracting talented individuals to the Company. Persons eligible to be granted incentive stock options under the Plan will be those employees whose performance, in the judgment of the compensation committee of our board of directors, can have significant effect on our success.

Oversight

         The compensation committee of our board of directors will administer the Plan by making recommendations to the board or determinations regarding the persons to whom options should be granted and the amount, terms, conditions and restrictions of the awards. It also has the authority to interpret the provisions of the Plan and to establish and amend rules for its administration subject to the Plan's limitations. The compensation committee is comprised of non-employee directors as required by Rule 16b-3 of the Securities and Exchange Act of 1934, as amended.

Types of grants

         The Plan allows for the grant of both incentive stock options and incentive stock options. The Plan does not specify what portion of the awards may be in the form of incentive stock options or non-statutory options. Incentive stock options awarded our to employees are qualified stock options under the Internal Revenue Code.

Statutory conditions on stock options

         Incentive stock options granted under the Plan must have an exercise price at least equal to 100% of the fair market value of the common stock as of the date of grant. Incentive stock options granted to any person who owns, immediately after the grant, stock possessing more than 10% of the combined voting power of all classes of our stock, or of any parent or subsidiary corporation, must have an exercise price at least equal to 110% of the fair market value of the common stock on the date of grant.

- Exercise price

         Non-statutory stock options may have exercise prices as determined by the compensation committee of our board of directors.

- Dollar limit

         The aggregate fair market value, determined as of the time an incentive stock option is granted, of the common stock with respect to which incentive stock options are exercisable by an employee for the first time during any calendar year cannot exceed $100,000. However, there is no aggregate dollar limitation on the amount of non-statutory stock options that may be exercisable for the first time during any calendar year.

- Expiration date

         Any option granted under the Plan will expire at the time fixed by the compensation committee, which cannot be more than ten years after the date it is granted or, in the case of any person who owns more than 10% of the combined voting power of all classes of our stock or of any subsidiary corporation, not more than five years after the date of grant.

- Exerciseability

         The compensation committee may also specify when all or part of an option becomes exercisable, but in the absence of such specification, the option will ordinarily be exercisable in whole or part at any time during its term. However, the compensation committee may accelerate the exerciseability of any option at its discretion.

- Assignability

         Options granted under the Plan are not assignable. Incentive stock options may be exercised only while the optionee is employed by us or within twelve months after termination by reason of death or disabilities or within three months after termination for any other reason.

Payment upon exercise of options

         Payment of the exercise price for any option may be in cash, by withheld shares which, upon exercise, have a fair market value at the time the option is exercised equal to the option price (plus applicable withholding tax) or in the form of shares of our common stock.

Tax consequences of options

         An employee or director will not recognize income on the awarding of incentive stock options and nonstatutory options under the Plan.

         An optionee will recognize ordinary income as the result of the exercise of a nonstatutory stock option in the amount of the excess of the fair market value of the stock on the day of exercise over the option exercise price.

         An employee will not recognize income on the exercise of an incentive stock option, unless the option exercise price is paid with stock acquired on the exercise of an incentive stock option and the following holding period for such stock has not been satisfied. The employee will recognize long-term capital gain or loss on a sale of the shares acquired on exercise, provided the shares acquired are not sold or otherwise disposed of before the earlier of: (i) two years from the date of award of the option or (ii) one year from the date of exercise. If the shares are not held for the required period of time, the employee will recognize ordinary income to the extent the fair market value of the stock at the time the option is exercised exceeds the option price, but limited to the gain recognized on sale. The balance of any such gain will be a short-term capital gain. Exercise of an option with previously owned stock is not a taxable disposition of such stock. An employee generally must include in alternative minimum taxable income the amount by which the price he paid for an incentive stock option is exceeded by the option's fair market value at the time his rights to the stock are freely transferable or are not subject to a substantial risk of forfeiture.

                          INDEPENDENT AUDITOR'S REPORT


Unimann, Inc.
(A Development Stage Company)


        We have audited the accompanying balance sheets of Unimann, Inc. (a development stage company) as of September 30, 2001 and 2000, and the related statements of operations and cash flows for the two years ended September 30, 2001, and the statement of stockholders' equity for the period from September 12, 1997 (inception) to September 30, 2001. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

        We conducted our audits in accordance with auditing standards generally accepted in the United States of America., Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

        In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Unimann, Inc. (a development stage company) as of September 30, 2001 and 2000, and the results of its operations and its cash flows for the two years ended September 30, 2001 in conformity with generally accepted accounting principles.

                                                   Respectfully submitted



                                                   /S/ ROBISON, HILL & CO.
                                                   Certified Public Accountants

Salt Lake City, Utah
November 16, 2001

                                  UNIMANN, INC.
                          (A Development Stage Company)
                                 BALANCE SHEETS





                                                         September 30,
                                                -------------------------------
                                                     2001            2000
                                                --------------  ---------------

Assets:                                         $            -  $             -
                                                ==============  ===============

Liabilities - Accounts Payable                  $       17,664  $           511
                                                --------------  ---------------

Stockholders' Equity:
  Common Stock, Par value $.001
    Authorized 100,000,000 shares,
    Issued 1,000,000 shares at September 30,
    2001 and 2000                                        1,000            1,000
  Paid-In Capital                                        5,072            2,824
  Retained Deficit                                      (1,075)          (1,075)
  Deficit Accumulated During the
    Development Stage                                  (22,661)          (3,260)
                                                --------------  ---------------

     Total Stockholders' Equity                        (17,664)            (511)
                                                --------------  ---------------

     Total Liabilities and
       Stockholders' Equity                     $            -  $             -
                                                ==============  ===============














          The accompanying notes are an integral part of these financial statements.

                                  UNIMANN, INC.
                          (A Development Stage Company)
                            STATEMENTS OF OPERATIONS




                                                                   Cumulative
                                                                      since
                                                                   October 20,
                                                                      1999
                                                                    inception
                                      For the year ended              of
                                        September 30,             development
                                ------------------------------
                                     2001            2000            stage
                                --------------  --------------  ---------------
Revenues:                       $            -  $            -  $             -

Expenses:                               19,401           3,260           22,661
                                --------------  --------------  ---------------

     Net Loss                   $      (19,401) $       (3,260) $       (22,661)
                                --------------  --------------  ---------------

Basic & Diluted loss per share  $            -  $            -
                                ==============  ==============






















          The accompanying notes are an integral part of these financial statements.

                                  UNIMANN, INC.
                          (A Development Stage Company)
                        STATEMENT OF STOCKHOLDERS' EQUITY
    FOR THE PERIOD FROM SEPTEMBER 12, 1997 (INCEPTION) TO SEPTEMBER 30, 2001

                                                                                          Deficit
                                                                                        Accumulated
                                                                                           Since
                                                                                        October 20,
                                                                                           1999
                                                                                       Inception of
                                          Common Stock          Paid-In    Retained     Development
                                       Shares      Par Value    Capital     Deficit        Stage
                                    ------------  -----------  ---------  -----------  -------------
Balance at September 12, 1997
(inception)                                    -  $         -  $       -  $         -  $           -

Net Loss                                       -            -          -       (1,025)             -
                                    ------------  -----------  ---------  -----------  -------------

Balance at September 30, 1997                  -            -          -       (1,025)             -

November 4, 1997 Issuance of
Stock for Services and payment
 of Accounts Payable                   1,000,000        1,000          -            -              -

Net Loss                                       -            -          -          (25)             -
                                    ------------  -----------  ---------  -----------  -------------

Balance at September 30, 1998          1,000,000        1,000          -       (1,050)             -

Capital contributed by shareholder             -            -         75            -              -
Net Loss                                       -            -          -          (25)             -
                                    ------------  -----------  ---------  -----------  -------------

Balance at September 30, 1999          1,000,000        1,000         75       (1,075)             -

Capital contributed by shareholder             -            -      2,749            -              -
Net Loss                                       -            -          -            -
                                    ------------  -----------  ---------  -----------  -------------

Balance at September 30, 2000          1,000,000        1,000      2,824       (1,075)        (3,260)

Capital contributed by shareholder             -            -      2,248            -              -
Net Loss                                       -            -          -            -        (19,401)
                                    ------------  -----------  ---------  -----------  -------------

Balance at September 30, 2001          1,000,000  $     1,000  $   5,072  $    (1,075) $     (22,661)
                                    ============  ===========  =========  ===========  =============

             The accompanying notes are an integral part of these financial statements.

                                  UNIMANN, INC.
                          (A Development Stage Company)
                            STATEMENTS OF CASH FLOWS

                                                                    Cumulative
                                                                      Since
                                                                   October 20,
                                                                       1999
                                                                    Inception
                                            For the years ended        of
                                               September 30,      Development
                                           ---------------------
                                              2001       2000        Stage
                                           ---------- ---------- --------------
CASH FLOWS FROM OPERATING
ACTIVITIES:
Net Loss                                   $  (19,401)$   (3,260)$      (22,661)
Increase (Decrease) in Accounts Payable        17,153        511         17,664
                                           ---------- ---------- --------------
  Net Cash Used in operating activities        (2,248)    (2,749)        (4,997)
                                           ---------- ---------- --------------

CASH FLOWS FROM INVESTING
ACTIVITIES:
Net cash provided by
  investing activities                              -          -              -
                                           ---------- ---------- --------------

CASH FLOWS FROM FINANCING
ACTIVITIES:
Capital contributed by shareholder              2,248      2,749          4,997
                                           ---------- ---------- --------------
Net Cash Provided by
  Financing Activities                          2,248      2,749          4,997
                                           ---------- ---------- --------------

Net (Decrease) Increase in
  Cash and Cash Equivalents                         -          -              -
Cash and Cash Equivalents
  at Beginning of Period                            -          -              -
                                           ---------- ---------- --------------
Cash and Cash Equivalents
  at End of Period                         $        - $        - $            -
                                           ========== ========== ==============

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid during the year for:
  Interest                                 $        - $        - $            -
  Franchise and income taxes               $       50 $       25 $           75

SUPPLEMENTAL DISCLOSURE OF NON-CASH INVESTING AND
FINANCING ACTIVITIES: None

             The accompanying notes are an integral part of these financial statements.

                                  UNIMANN, INC.
                          (A Development Stage Company)
                          NOTES TO FINANCIAL STATEMENTS
                 FOR THE YEARS ENDED SEPTEMBER 30, 2001 AND 2000

NOTE 1 - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

        This summary of accounting policies for Unimann, Inc. is presented to assist in understanding the Company's financial statements. The accounting policies conform to generally accepted accounting principles and have been consistently applied in the preparation of the financial statements.

Organization and Basis of Presentation

        The Company was incorporated under the laws of the State of Wyoming on September 12, 1997. The Company ceased all operating activities during the period from September 12, 1997 to October 20, 1999 and was considered dormant. Since October 20, 1999, the Company is in the development stage, and has not commenced planned principal operations.

Nature of Business

        The Company has no products or services as of September 30, 2001. The Company was organized as a vehicle to seek merger or acquisition candidates. The Company intends to acquire interests in various business opportunities, which in the opinion of management will provide a profit to the Company.

Cash and Cash Equivalents

        For purposes of the statement of cash flows, the Company considers all highly liquid debt instruments purchased with a maturity of three months or less to be cash equivalents to the extent the funds are not being held for investment purposes.

Pervasiveness of Estimates

        The preparation of financial statements in conformity with generally accepted accounting principles required management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Concentration of Credit Risk

        The Company has no significant off-balance-sheet concentrations of credit risk such as foreign exchange contracts, options contracts or other foreign hedging arrangements.

                                  UNIMANN, INC.
                          (A Development Stage Company)
                          NOTES TO FINANCIAL STATEMENTS
                 FOR THE YEARS ENDED SEPTEMBER 30, 2001 AND 2000
                                   (Continued)

NOTE 1 - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
(Continued)

Loss per Share

        The reconciliations of the numerators and denominators of the basic loss per share computations are as follows:

                                                                                  Per-Share
                                                  Income           Shares           Amount
                                                  ------           ------           ------
                                                (Numerator)     (Denominator)

                                                   For the year ended September 30, 2001
Basic Loss per Share
Loss to common shareholders                   $       (19,401)       1,000,000  $       (0.02)
                                              ===============  ===============  ==============


                                                   For the year ended September 30, 2000
Basic Loss per Share
Loss to common shareholders                   $        (3,260)       1,000,000  $            -
                                              ===============  ===============  ==============

        The  effect  of   outstanding   common   stock   equivalents   would  be
anti-dilutive for September 30, 2001 and 2000 and are thus not considered.


NOTE 2 - INCOME TAXES

        As of September 30, 2001, the Company had a net operating loss carryforward for income tax reporting purposes of approximately $23,000 that may be offset against future taxable income through 2021. Current tax laws limit the amount of loss available to be offset against future taxable income when a substantial change in ownership occurs. Therefore, the amount available to offset future taxable income may be limited. No tax benefit has been reported in the financial statements, because the Company believes there is a 50% or greater chance the carryforwards will expire unused. Accordingly, the potential tax benefits of the loss carryforwards are offset by a valuation allowance of the same amount.

                                  UNIMANN, INC.
                          (A Development Stage Company)
                          NOTES TO FINANCIAL STATEMENTS
                 FOR THE YEARS ENDED SEPTEMBER 30, 2001 AND 2000
                                   (Continued)

NOTE 3 - DEVELOPMENT STAGE COMPANY

        The Company has not begun principal operations and as is common with a development stage company, the Company has had recurring losses during its development stage.

NOTE 4 - COMMITMENTS

        As of September 30, 2001 all activities of the Company have been conducted by corporate officers from either their homes or business offices. Currently, there are no outstanding debts owed by the company for the use of these facilities and there are no commitments for future use of the facilities.

NOTE 5 - STOCK SPLIT

        On October 20, 1999 the Board of Directors authorized 1,000 to 1 stock split, changed the authorized number of shares to 100,000,000 shares and the par value to $.001 for the Company's common stock. As a result of the split, 999,000 shares were issued. All references in the accompanying financial statements to the number of common shares and per-share amounts for 1999 and 1998 have been restated to reflect the stock split.

                          INDEPENDENT AUDITOR'S REPORT


To the Board of Directors and Shareholders
Sino Pharmaceuticals Corporation


        We have  audited the  accompanying  consolidated  balance  sheet of Sino
Pharmaceuticals Corporation as of May 25, 2001, and the related consolidated statements of operations and cash flows for the period ended May 25, 2001, and the statement of stockholders' equity for the period from May 25, 2001 (inception) to May 25, 2001. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

        We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

        In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Sino
Pharmaceuticals Corporation as of May 25, 2001, and the results of its operations and its cash flows for the period ended May 25, 2001 in conformity with generally accepted accounting principles.

                                                   Respectfully submitted



                                                   /S/ ROBISON, HILL & CO.
                                                   Certified Public Accountants

Salt Lake City, Utah
July 3, 2001

                        SINO PHARMACEUTICALS CORPORATION
                           CONSOLIDATED BALANCE SHEETS

                                                  (Unaudited)
                                                 September 30,       May 25,
                                                      2001            2001
                                                 --------------  ---------------

Assets:

   Investment in Haier Pharmaceuticals Co., Ltd. $    8,989,809  $             -
                                                 ==============  ===============

Liabilities - Notes Payable                      $    9,000,000  $             -
                                                 --------------  ---------------

Stockholders' Equity:
  Common Stock, Par value $.001
    Authorized 100,000,000 shares,
    -0- Shares Issued at May 25, 2001                     1,000            1,000
  Paid-In Capital                                        60,444            9,000
  Retained Deficit                                      (71,635)         (10,000)
                                                 --------------  ---------------

     Total Stockholders' Equity                         (10,191)               -
                                                 --------------  ---------------

     Total Liabilities and
       Stockholders' Equity                      $    8,989,809  $             -
                                                 ==============  ===============
















          The accompanying notes are an integral part of these financial statements.

                        SINO PHARMACEUTICALS CORPORATION
                      CONSOLIDATED STATEMENTS OF OPERATIONS



                                              (Unaudited)
                                                For the         For the
                                              period ended    period ended
                                             September 30,      May 25,
                                                  2001            2001
                                             --------------  --------------
Revenues                                     $    1,842,068  $            -
Cost of revenues                                    366,748               -
                                             --------------  --------------

   Gross margin                                   1,475,320               -

Expenses:
   Sales and marketing                            1,092,418               -
   General and administrative                       389,991          10,000
   Interest, net                                     64,546               -
                                             --------------  --------------

     Net Loss                                $      (71,635) $      (10,000)
                                             ==============  ==============

Basic & Diluted loss per share               $       (0.07)  $       (0.01)
                                             ==============  ==============

















          The accompanying notes are an integral part of these financial statements.

                        SINO PHARMACEUTICALS CORPORATION
                 CONSOLIDATED STATEMENT OF STOCKHOLDERS' EQUITY
       FOR THE PERIOD FROM MAY 25, 2001 (INCEPTION) TO SEPTEMBER 30, 2001
                                   (UNAUDITED)




                                             Common Stock        Paid-In     Retained
                                          Shares     Par Value   Capital      Deficit
                                       ------------ ---------------------- -------------
Balance at May 25, 2001 (inception)       1,000,000 $     1,000$     9,000 $           -

Capital contributed by shareholder                                  51,444

Net Loss                                          -           -          -       (71,635)
                                       ------------ ---------------------- -------------

Balance at September 30, 2001
(unaudited)                               1,000,000      $1,000$    60,444 $     (71,635)
                                       ============ ====================== =============






















             The accompanying notes are an integral part of these financial statements.

                        SINO PHARMACEUTICALS CORPORATION
                      CONSOLIDATED STATEMENTS OF CASH FLOWS

                                                       (Unaudited)
                                                         For the         For the
                                                          period          period
                                                          ended           ended
                                                      September 30,      May 25,
                                                           2001            2001
                                                      --------------  --------------
CASH FLOWS FROM OPERATING
ACTIVITIES:
Net Loss                                              $      (71,635) $      (10,000)
Loss from investment in joint venture                         10,191               -
                                                      --------------  --------------
  Net Cash Used in operating activities                      (61,444)        (10,000)
                                                      --------------  --------------

CASH FLOWS FROM INVESTING
ACTIVITIES:
Investment in Haier Pharmaceuticals., Ltd.                (9,000,000)              -
                                                      --------------  --------------

CASH FLOWS FROM FINANCING
ACTIVITIES:
Issuance of notes payable                                  9,000,000               -
Issuance of Common Stock                                      10,000          10,000
Capital contributed by shareholder                            51,444               -
                                                      --------------  --------------
Net Cash Provided by
  Financing Activities                                     9,061,444          10,000
                                                      --------------  --------------

Net (Decrease) Increase in
  Cash and Cash Equivalents                                        -               -
Cash and Cash Equivalents
  at Beginning of Period                                           -               -
                                                      --------------  --------------
Cash and Cash Equivalents
  at End of Period                                    $            -  $            -
                                                      ==============  ==============

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid during the year for:
  Interest                                            $            -  $            -
  Franchise and income taxes                          $            -  $            -

SUPPLEMENTAL DISCLOSURE OF NON-CASH INVESTING AND FINANCING
ACTIVITIES: None

             The accompanying notes are an integral part of these financial statements.

                         SINO PHARMACEUTICAL CORPORATION
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                  FOR THE PERIODS ENDED MAY 25, 2001 AND SEPTEMBER 30, 2001


NOTE 1 - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

        This summary of accounting policies for Sino Pharmaceuticals Corporation is presented to assist in understanding the Company's financial statements. Haier Pharmaceutical Co., Ltd. ("Haier")(a subsidiary of the Company) is required to maintain its statutory accounts in accordance with the Accounting Regulation of the People's Republic of China ("PRC") for Enterprises with Foreign Investment. Such regulations differ in certain respects from Generally Accepted Accounting Principles ("GAAP"). Consequently, certain adjustments were made to the statutory accounts of Haier to conform to GAAP. The financial statements of the Company were prepared in conformity with GAAP as if those standards had been consistently applied throughout the year.

Interim Reporting

        The unaudited financial statements as of September 30, 2001 and for the period May 25, 2001 (inception) to September 30, 2001 reflect, in the opinion of management, all adjustments (which include only normal recurring adjustments) necessary to fairly state the financial position and results of operations for the period ending September 30, 2001. Operating results for interim periods are not necessarily indicative of the results which can be expected for full years.

Organization and Basis of Presentation

        The Company was incorporated under the laws of the State of Nevada on May 25, 2001.

        The Company's principal executive office is in Richmond, B.C. Canada with offices in Quindao, China and Kirkland, USA.

Nature of Business

         The principal activities of the Company are the production and sale of medicine.

Consolidation

        The accompanying consolidated financial statements include the accounts of Sino Pharmaceuticals Corporation. and its 50% or more owned subsidiaries. All significant intercompany accounts and transactions have been eliminated. Joint venture operations are accounted for under the equity method of accounting.

         On May 30, 2001 the Company acquired a 70% interest in Haier Pharmaceutical Co., Ltd. Haier is a sino-foreign equity joint venture enterprise registered in the PRC. Haier was established

                        SINO PHARMACEUTICALS CORPORATION
                          NOTES TO FINANCIAL STATEMENTS
            FOR THE PERIODS ENDED MAY 25, 2001 AND SEPTEMBER 30, 2001
                                   (Continued)

NOTE 1 - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
(Continued)

on October 14, 1994, upon the issue of its business license, with an operating period of fifteen years. The operating period, which will expire on November 23, 2009, can be extended upon mutual agreement of the joint venture partners.

Translation of Foreign Currency

        All balance sheet accounts of foreign operations are translated into U.S. dollars at the year- end rate of exchange and statement of operations items are translated at the weighted average exchange rates for the year. The resulting translation adjustments are made directly to a separate component of the stockholders' equity. Certain foreign activities are considered to be an extension of the U.S. operations, and the gain or loss resulting from re-measuring these transactions into U.S. dollars is included in income. Gains or losses from other foreign currency transactions, such as those resulting from the settlement of foreign receivables or payables, are included in the statements of operations.

        Haier maintains its books and accounting records in RMB. Transactions in other currencies are converted into RMB at the exchange rates prevailing at the dates of the transactions. Monetary assets and liabilities denominated in other currencies at the balance sheet date are converted into RMB at the exchange rates prevailing at that date. Exchange differences other than those capitalized are included in the statement of operations.

Cash and Cash Equivalents

        For purposes of the statement of cash flows, the Company considers all highly liquid debt instruments purchased with a maturity of three months or less to be cash equivalents to the extent the funds are not being held for investment purposes.

Pervasiveness of Estimates

        The preparation of financial statements in conformity with generally accepted accounting principles required management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

                        SINO PHARMACEUTICALS CORPORATION
                          NOTES TO FINANCIAL STATEMENTS
            FOR THE PERIODS ENDED MAY 25, 2001 AND SEPTEMBER 30, 2001
                                   (Continued)

NOTE 1 - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
(Continued)

Loss per Share

        The reconciliations of the numerators and denominators of the basic loss per share computations are as follows:

                                                                                  Per-Share
                                                  Income           Shares           Amount
                                                  ------           ------           ------
                                                (Numerator)     (Denominator)
                                                                 (Unaudited)
                                                  For the period ended September 30, 2001
                                                  ---------------------------------------
Basic Loss per Share
Loss to common shareholders                   $       (71,635)       1,000,000  $       (0.07)
                                              ===============  ===============  ==============

        The  effect  of   outstanding   common   stock   equivalents   would  be
anti-dilutive for September 30, 2001 and are thus not considered.

Concentration of Credit Risk

        The Company has no significant off-balance-sheet concentrations of credit risk such as foreign exchange contracts, options contracts or other foreign hedging arrangements.

Revenue Recognition

        Revenue is generated on the sale of medicines and is recognized when significant risks and rewards of ownership of goods have been transferred.

Warranty

        The Company offers a 1-2 year warranty on its products and accrues the estimated warranty costs when sales are recorded.

NOTE 2 - COMMITMENTS

        As of September 30, 2001 all activities of the Company have been conducted by corporate officers from either their homes or business offices. Currently, there are no outstanding debts owed by the company for the use of these facilities and there are no commitments for future use of the facilities.

                        SINO PHARMACEUTICALS CORPORATION
                          NOTES TO FINANCIAL STATEMENTS
                   FOR THE PERIODS ENDED MAY 25, 2001 AND SEPTEMBER 30, 2001
                                   (Continued)

NOTE 3 - INCOME TAXES

        As of September 30, 2001, the Company had a net operating loss carryforward for income tax reporting purposes of approximately $61,000 that may be offset against future taxable income through 2021. Current tax laws limit the amount of loss available to be offset against future taxable income when a substantial change in ownership occurs. Therefore, the amount available to offset future taxable income may be limited. No tax benefit has been reported in the financial statements, because the Company believes there is a 50% or greater chance the carryforwards will expire unused. Accordingly, the potential tax benefits of the loss carryforwards are offset by a valuation allowance of the same amount.

        The Company's foreign operations are subject to value added tax ("VAT"), which is charged on the selling price at a general rate of 17%. An input credit is available whereby input VAT previously paid on purchases of semi-finished products or raw materials can bve used to offset the output VAT on sales to determine the net VAT payable.

NOTE 4 - ACQUISITION

        On May 30, 2001, the Company entered into a Share Ownership Purchase and Transfer Agreement with Haier Pharmaceutical Co. Ltd. ("Haier") whereby the Company acquired 70% of the share ownership of Haier by issuing promissory notes in the amount of $9,000,000. The $9,000,000 is due and payable on May 31, 2002.

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

        On May 30, 2001, Sino Pharmaceuticals Corporation ("SPC") and Qingdao Haier Pharmaceutical Co., Ltd. ("Haier") executed the Share Ownership Purchase and Transfer Agreement that provides for the Purchase by SPC of 70% of the share ownership of Haier. See "The Purchase." The following unaudited pro forma condensed combined financial statements are based on the September 30, 2001 historical financial statements of SPC and the September 30, 2001 and December 31, 2000 historical financial statements of Haier contained elsewhere herein, giving effect to the transaction under the purchase method of accounting, with SPC treated as the acquiring entity for financial reporting purposes.

         During October 2001 Sino Pharmaceuticals Corporation and Unimann, Inc. (a development stage company) ("Unimann") executed the Stock Purchase Agreement that provides for the Acquisition of SPC by Unimann. See "The Plan of Acquisition". The following unaudited pro forma condensed combined financial statements are based on the September 30, 2001 and 2000 historical financial statements of SPC and Unimann contained elsewhere herein, giving effect to the transaction under the purchase method of accounting, with SPC treated as the acquiring entity for financial reporting purposes.

         The unaudited pro forma condensed combined balance sheet presenting the financial position of the Surviving Corporation assumes the purchase occurred as of September 30, 2001 and 2000. The unaudited pro forma condensed combined statement of operations presents the results of operations of the Surviving Corporation, assuming the acquisition was completed on January 1, 2001 and 2000.

        The unaudited pro forma condensed combined financial statements have been prepared by management of SPC, Haier, and Unimann based on the financial statements included elsewhere herein. The pro forma adjustments include certain assumptions and preliminary estimates as discussed in the accompanying notes and are subject to change. These pro forma statements may not be indicative of the results that actually would have occurred if the combination had been in effect on the dates indicated or which may be obtained in the future. These pro forma financial statements should be read in conjunction with the accompanying notes and the historical financial information of SPC, Haier, and Unimann (including the notes thereto) included in this Form. See "FINANCIAL STATEMENTS."

                          UNAUDITED PRO FORMA CONDENSED BALANCE SHEET
                                   AS OF SEPTEMBER 30, 2001

                                                       Haier             Sino                                          Pro Forma
                                                   Pharmaceutical   Pharmaceutical      Unimann        Pro Forma        Combined
                                                      Company           Corp.            Inc.         Adjustments       Balance
                                                  ---------------- ---------------- ---------------  --------------  --------------
ASSETS
Current Assets                                    $      7,163,531 $              -  $            -   $  (7,163,531)A$            -
Fixed Assets (net)                                       4,411,412                -               -      (4,411,412)A             -
Investment in Joint Venture                                      -                -               -       9,000,000 B     9,000,000
Intangible and Other Assets (net)                        2,151,718                -               -      (2,151,718)A             -
                                                  ---------------- ---------------- ---------------  --------------  --------------
     Total Assets                                 $     13,726,661 $                $   -            $ - (4,726,661) $    9,000,000
                                                  ================ ================ ===============  ==============  ==============

LIABILITIES AND STOCKHOLDERS' EQUITY
Current Liabilities                               $      7,175,377 $                $   -    17,664      (7,175,377)A$       17,664
Short-term Notes Payable                                         -                -               -       9,000,000 C     9,000,000
                                                  ---------------- ---------------- ---------------  --------------  --------------
    Total Liabilities                                    7,175,377                -          17,664       9,000,000       9,017,664
                                                  ---------------- ---------------- ---------------  --------------  --------------

Stockholders' Equity:
  Common Stock                                                   -            1,000           1,000            (750)D
                                                                                                              8,750 E        10,000
  Additional Paid in Capital                             7,560,000           60,444           5,072      (7,560,000)A
                                                                                                             (8,000)E        57,516
  Capital Translation Adjustment                            19,584                -               -         (19,584)A             -
  Accumulated Deficit                                   (1,028,300)         (61,444)         (1,075)      1,028,300 A       (62,519)
  Deficit Accumulated During the
     Development Stage                                           -                -         (22,661)              -         (22,661)
                                                  ---------------- ---------------- ---------------  --------------  --------------
     Total Stockholders' Equity (Deficit)                6,551,284                -         (17,664)     (6,551,284)        (17,664)
                                                  ---------------- ---------------- ---------------  --------------  --------------

     Total Liabilities and Stockholders' Equity   $     13,726,661 $                $   -            $ -  2,448,716  $    9,000,000
                                                  ================ ================ ===============  ==============  ==============

    See accompanying notes to unaudited pro forma condensed combined financial statements.

                         UNAUDITED PRO FORMA STATEMENTS OF OPERATIONS
                         FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2001

                                                       Haier             Sino                                          Pro Forma
                                                   Pharmaceutical   Pharmaceutical      Unimann        Pro Forma        Combined
                                                      Company           Corp.            Inc.         Adjustments       Balance
                                                  ---------------- ---------------- ---------------  --------------  --------------
Revenues:
Sales                                             $      5,920,931 $              -  $            -      (1,776,279)A$    4,144,652
Cost of Sales                                            1,178,833                -               -        (353,650)A       825,183
                                                  ---------------- ---------------- ---------------  --------------  --------------
     Gross Margin                                        4,742,098                -               -      (1,422,629)      3,319,469

Operating Expenses:
Sales and Marketing                                      3,511,344                -               -      (1,053,403)A     2,457,941
General & Administrative                                 1,138,050           61,444          19,401        (341,415)A       877,480
Other Expenses                                             207,470                -               -         (62,241)A       145,229
                                                  ---------------- ---------------- ---------------  --------------  --------------

     Net Income (Loss) from Operations            $       (114,766)$        (61,444)$       (19,401) $       34,430  $     (161,181)
                                                  ================ ================ ===============  ==============  ==============


Weighted average shares outstanding                                       1,000,000       1,000,000       8,000,000      10,000,000

Loss per share                                                      $         (0.07) $        (0.02)                  $       (0.02)
                                                                    ================ ===============                  ==============






           See accompanying notes to unaudited pro forma condensed combined financial statements.

                             UNAUDITED PRO FORMA STATEMENTS OF OPERATIONS
                                 FOR THE YEAR ENDED DECEMBER 31, 2000

                                                       Haier             Sino                                          Pro Forma
                                                   Pharmaceutical   Pharmaceutical      Unimann        Pro Forma        Combined
                                                      Company           Corp.            Inc.         Adjustments       Balance
                                                  ---------------- ---------------- ---------------  --------------  --------------
Revenues:
Sales                                             $      7,614,914 $              -  $            -   $  (2,284,474)A$    5,330,440
Cost of Sales                                            1,767,989                -               -        (530,397)A     1,237,592
                                                  ---------------- ---------------- ---------------  --------------  --------------
     Gross Profit                                        5,846,925                -               -      (1,754,077)      4,092,848

Operating Expenses:
General & Administrative                                 5,755,576            1,000           3,260      (1,726,673)A     4,033,163
Other Expenses                                              87,977                -               -         (26,393)A        61,584
                                                  ---------------- ---------------- ---------------  --------------  --------------

     Net Income (Loss) from Operations                       3,372           (1,000)         (3,260)         (1,011)         (1,899)

Other Income (Expense):
Interest Expense                                          (324,660)               -               -          97,398 A      (227,262)
Other, net                                                 261,381                -               -         (78,414)A       182,967
                                                  ---------------- ---------------- ---------------  --------------  --------------
     Net Income (Loss) before Taxes                        (59,907)          (1,000)         (3,260)         17,973         (46,194)

Provision for Income Tax                                   (49,740)               -               -          14,922 A       (34,818)
                                                  ---------------- ---------------- ---------------  --------------  --------------
     Net Income (Loss)                            $       (109,647)$         (1,000)$        (3,260) $       32,895  $      (81,012)
                                                  ================ ================ ===============  ==============  ==============

Weighted average shares outstanding                                       1,000,000       1,000,000       8,000,000      10,000,000

Loss per share                                                      $             -  $            -                  $       (0.01)
                                                                   ================ ===============                  ==============



           See accompanying notes to unaudited pro forma condensed combined financial statements.

NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL
STATEMENTS

(1)     General

In the May 30, 2001 Share Ownership Purchase and Transfer Agreement, Haier transfered to SPC 70% of the share ownership in exchange for a promissory note of $9,000,000. This promissory note is due for payment on May 31, 2002. The purchase has been recorded as an investment in a joint venture using the equity method of accounting.

In the proposed transaction Unimann will acquire all of the issued and outstanding capital stock of SPC resulting in SPC becoming a wholly-owned subsidiary of Unimann. Concurrently with the acquisition the name of the Company will be changed to Sino Pharmaceuticals Corporation. On the effective date of the Acquisition, which is expected to be in December of 2001 each shareholder of SPC will receive 9.75 shares of newly issued common stock of Unimann for each share of SPC's common stock they own. Unimann will issue an aggregate of 9,750,000 shares of its common stock to the SPC shareholders as part of the Acquisition.

(2)     Fiscal Year

Unimann has a fiscal year end of September while SPC operates on a calendar year end. The proforma financials of Unimann have been adjusted to reflect a calendar year.

(3)     Pro Forma Adjustments

        The adjustments to the accompanying unaudited pro forma condensed combined balance sheets are described below:

        (A) Remove assets and liabilities of Haier joint venture.

        (B) Record investment in Haier using equity method of accounting for the joint venture.

        (C) Record promissory note from SPC for purchase of 70% of Haier.

        (D) Record pre merger 1 for 4 reverse split.

        (E) Record issuance of 9,750,000 shares for acquisition of SPC and elimination of intercompany investment.


        The adjustments to the accompanying unaudited pro forma condensed combined statements of operations are described below:

        (A) Reduce income and expenses by 30% (minority interest).

                                   Appendix A


                            STOCK PURCHASE AGREEMENT


         THIS STOCK PURCHASE AGREEMENT is made and entered into this 10th day of October, 2001, by and among UNIMANN, INC., a corporation incorporated under the laws of the State of Wyoming (the "Purchaser"), SINO PHARMACEUTICALS, INC., a corporation incorporated under the laws of the State of Nevada (the "Company"), and the persons listed on Exhibit A who are all of the Shareholders of the Company (the "Selling Shareholders").

                              W I T N E S S E T H :

         WHEREAS, the Purchaser desires to acquire from the Selling Shareholders all of the issued and outstanding capital stock of the Company on the terms and conditions set forth in this Agreement; and

         WHEREAS, the Company and the Selling Shareholders deem it advisable and for their benefit to sell their shares of capital stock of the Company to the Purchaser, believing that it will contribute materially to the growth and profitability of the Company; and

         NOW, THEREFORE, in consideration of the premises and the agreements and covenants contained herein, the parties hereto, intending to be legally bound hereby, agree as follows:

ARTICLE 1.

                                   Definitions

         For all purposes of this Agreement:

1.1 "Purchaser Shares" means the shares of common stock, par value $.001 per share, of the Purchaser.

1.2 "Fiscal Year" means the period from January 1 through December 31 for each year referenced.

         The parties contemplate that (i) after the Closing the Purchaser will own one hundred percent (100%) of the Company, and (ii) the Company, as a new member of the Purchaser's consolidated group, will have its financial results included in the Purchaser's financial results and have its federal income tax returns consolidated with the federal income tax returns of the Purchaser covering the appropriate periods as a result of its joining the Purchaser's consolidated group. The parties agree that accountants of the Company may be requested to perform such review as may be necessary to have financial results sufficient to prepare a consolidated federal income tax return for the Company for any years required by the Internal Revenue Code. The Purchaser shall have the right to have such tax return reviewed by a representative of an accounting firm designated by the Purchaser. However, the Company shall retain all responsibility and authority with respect to such tax return.

         At the appropriate times, the Purchaser may require the auditors of the Company to prepare (i) audited financial statements for the Company for the 1999 and 2000 Fiscal Years and (ii) such financial statements regarding the Company as the Purchaser reasonably requests for use in preparing its consolidated federal income tax returns.

1.3 "Company Financial Statements" means the (i) unaudited financial statements of the Company for its fiscal years ended December 31, 1999 and 2000, (ii) the unaudited financial statements of the Company for the nine month period ended September 30, 2001 and (iii) the audited financial statements of the Company which will be prepared for the fiscal years ended December 31, 1999, and 2000. The Company will prepare the items in (i) and (ii) above, include them in
Schedule 1.3 and deliver them prior to the Closing. The Company will prepare the items in (iii) above, include them in Schedule 1.3 and deliver them within 90 days of the Closing.

1.4 "Company Shares" means the shares of the common stock of the Company, $.001 par value per share, which have been issued and which are held by the Selling Shareholders.

1.5 "Purchaser Financial Statements" means the audited consolidated financial statements of the Purchaser for the 1999 and 2000 Fiscal Years. The Purchaser has previously delivered such financial statements to the Selling Shareholders, which are included in Schedule 1.5, and will prepare its unaudited financial statements for the nine months ended September 30, 2001, include them in
Schedule 1.5 and deliver them to the Selling Shareholders prior to the Closing.

1.6 "Confidential Information" means information related to pricing, commissions, methods, processes, customers, clients, suppliers, financial data, lists, trade secrets, client lists and information, contacts, computer programs, software or procedures, discoveries, improvements, inventions, ideas, lists, apparatus, statistics, programs, research, development, or related information of the Purchaser or the Company and the Selling Shareholders.

ARTICLE 2.

                                Purchase and Sale

2.1 Purchase and Sale. Upon the terms and subject to the conditions contained herein, the Selling Shareholders, agree to sell and transfer the Company shares to the Purchaser, and the Purchaser agrees to purchase and pay for the Company Shares by issuing restricted Purchaser Shares to the Selling Shareholders in accordance with Schedule 2.1. Such purchase and sale shall take place at a closing (the "Closing") to be held at the offices of the Purchaser, 11601 East Lusitano Place, Tucson, Arizona 85748 on the date established pursuant to
Section 11.1, "Closing Date" (the "Closing Date").

ARTICLE 3.

                 Representations and Warranties of the Purchaser

         Except as disclosed on the Disclosure Schedules noted in this Article 3 to be delivered by the Purchaser to the Selling Shareholders on or before December 31, 2001 and subsequently disclosed in any Supplemental Disclosure Schedules to be delivered by the Purchaser to the Selling Shareholders on or before the Closing Date, or thereafter in the case of certain Purchaser Financial Statements, the Purchaser represents and warrants to the Selling Shareholders as of the date hereof and as of the Closing Date as follows:

3.1 Authority and Validity. This Agreement is valid and binding upon the Purchaser and neither the execution nor the delivery of this Agreement by the Purchaser, nor the performance by it of any of the covenants or obligations to be performed by the Purchaser hereunder, after the conditions precedent to its obligations set forth in Article 9, "Conditions Precedent to Obligations of the Purchaser," have been satisfied, will result in any violation of any order, decree or judgment of any court or other governmental body, or statute or law applicable to the Purchaser, or in any breach of any terms or provisions of the Purchaser's Articles of Incorporation or Bylaws, or constitute a default under any indenture, mortgage, deed of trust or other contract to which the Purchaser is a party or by which it is bound, or cause the creation of a lien or encumbrance on any properties owned by it or leased to it.

3.2 Government Approvals. No consent, approval or authorization of, or notification to or registration with, any governmental authority is required in connection with the execution, delivery and performance of this Agreement by the Purchaser.

3.3      Organization.

3.3.1 The Purchaser is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Wyoming and has full corporate power and authority to carry on its business as now being conducted and to execute, deliver and perform its obligations under this Agreement.

3.3.2 The Purchaser is a public company whose shares of capital stock are not actively traded. The Purchaser is a reporting company under the Securities Exchange Act of 1934, as amended ("Exchange Act").

3.4 Financial Statements. The consolidated financial statements of the Purchaser for the Fiscal Years 1998, 1999 and 2000, with accompanying notes, made available by the Purchaser to the Selling Shareholders and the Company, fairly present the financial position of the Purchaser at said date and the results of its operations and changes in its financial position for the years ended on such dates, in conformity with accounting principles as generally accepted and consistently applied.

3.5 Absence of Change. There has been no material adverse change in the business or properties or in the consolidated condition, financial or otherwise, of the Purchaser since December 31, 2000.

3.6 Securities Laws. The Purchaser is purchasing the Company Shares for its own account and for investment and not with a view to, or for sale in connection with, any distribution of the Company Shares.

3.7 Private Placement Memorandum. Set forth as Schedule 3.7 is a Private Placement Memorandum ("Purchaser Memorandum") of the Purchaser. The information with respect to the Purchaser is contained in the Memorandum and does not contain any untrue statement of material fact or omit to state a material fact necessary in order to make the statements made in the Memorandum and the Schedules thereto not misleading.

3.8 No Subsidiaries. The Purchaser does not own five percent (5%) or more of the voting securities of any corporation (or would own such securities in such amount upon the closing of any existing purchase obligations for securities).

3.9 Financial Statements. The Purchaser Financial Statements which have been provided to the Selling Shareholders (i) have been prepared from the books and records of the Purchaser and (ii) fairly and accurately presents the financial condition of the Purchaser as of the date thereof and, except as disclosed therein, were prepared in accordance with generally accepted accounting principles, and (iii) contain and reflect all necessary adjustments for a fair and accurate presentation of the financial condition as of such date. Except as and to the extent reflected or reserved against in such Purchaser Financial Statements, otherwise expressly disclosed therein or as disclosed in Schedule 3.11, the Purchaser has no liabilities or obligations, contingent or otherwise, of a nature required to be reflected in the Purchaser Financial Statements, in accordance with generally accepted accounting principles.

3.10 Absence of Certain Changes. Except as set forth in Schedule 3.10 or as otherwise provided herein, the Company has not since December 31, 2000:

3.10.1 Suffered any material change adversely affecting its assets, liabilities, financial condition or business;

3.10.2 Made a material change in the compensation payable or to become payable to any of its employees or agents, or in any bonus payments or arrangements made to or with any of its employees or agents;

3.10.3 Paid or declared any dividends or distributed any of its assets of any kind whatsoever to any of its shareholders;

3.10.4 Issued any stock, or granted any stock options or warrants to purchase stock;

3.10.5 Sold or transferred any of its assets or canceled any indebtedness or claims owing to it except in the ordinary course of business, consistent with its past practices;

3.10.6 Sold, assigned or transferred any formulas, inventions, patents, patent applications, trademarks, trade names, copyrights, licenses, computer programs or software, know-how or other intangible assets;

3.10.7 Amended or terminated any contract, agreement or license to which it is a party otherwise than in the ordinary course of business or as may be necessary or appropriate for the consummation of the transactions described in this Agreement;

3.10.8 Borrowed any money or incurred, directly or indirectly (as a guarantor or otherwise), any indebtedness except in the ordinary course of business, consistent with its past practices;

3.10.9 Discharged or satisfied any lien or encumbrance or paid any obligation or liability (absolute or contingent), other than current liabilities shown on the Purchaser Financial Statements or current liabilities incurred since such date in the ordinary course of business, consistent with its past practices;

3.10.10 Mortgaged, pledged or subjected to lien, charge or other encumbrance any of its assets; or

3.10.11 Entered into or committed to any transaction other than transactions in the ordinary course of business, consistent with past practices.

3.11 Contracts and Other Documents. Attached hereto as Schedule 3.11 is a complete schedule listing all documents to which the Purchaser is a party or under which it has any liability in excess of $5,000 per annum. All such contracts, documents and agreements listed on Schedule 3.11 are valid and enforceable and accurate and complete copies of such contracts, documents and agreements (or, with the consent of the Selling Shareholders forms thereof) as have been requested by the Selling Shareholders have been provided to the Selling Shareholders. Except as disclosed on Schedule 3.11 hereof, the Purchaser is not or will not be, merely with the passage of time, in default under any such contract, including those listed on Schedule 3.11. Except as specified on
Schedule 3.11, there is no requirement for any contract or agreement to which the Purchaser is a party to be novated or to have the consent of the other contracting party in order for the contract or agreement to be valid, effective and enforceable by the Purchaser after the Closing as it was immediately prior thereto.

3.12 Title to Properties and Assets. Except as set forth in Schedule 3.12, the Purchaser does not presently own or lease any real property. The Purchaser has good title to all tangible personal property reflected on its books and records as owned by it, free and clear of all liens and encumbrances, except (i) liens for current taxes, and (ii) other liens or encumbrances that do not materially impair the use of the property subject thereto. Such tangible personal property is in satisfactory condition and suitable for the purpose for which it is being used, subject in each case to consumption in the ordinary course, ordinary wear and tear and ordinary repair, maintenance and periodic replacement.

3.13 Absence of Undisclosed Liabilities. Except as set forth in Schedule 3.13, the Purchaser is not subject to any liabilities, including contingent liabilities, liabilities for unperformed obligations, and liabilities for unasserted claims.

3.14     Absence of Pension Liability.

3.14.1 The Purchaser has no liability of any nature to any person or entity for pension or retirement obligations, vested or unvested, to or for the benefit of any of its existing or former employees.

3.14.2 The consummation of the transactions contemplated by this Agreement will not entitle any employee of the Purchaser to severance pay, unemployment compensation or any other payment, except as expressly provided in this Agreement, including the Schedules, or accelerate the time of payment or increase the amount of compensation due to any such employee.

3.14.3 Except as set forth on Schedule 3.14, the Purchaser presently has no employee benefit plans and has no announced plan or legally binding commitment to create any employee benefit plans.

3.15 Absence of Liens. There are no outstanding mechanics', materialmens', laborers' or other liens or encumbrances filed or enforceable against any property owned by or in the possession of the Purchaser, or, to the best knowledge of the Purchaser, threatened to be filed against any property owned by the Purchaser or in its possession, which properly may be filed against such property or which are the subject of any lawsuit against the Purchaser.

3.16 Tax Returns. The Purchaser (and any predecessor corporation or partnership as to which either of them is the transferee or successor) has timely filed, or has timely secured an extension and will (within the permitted extension) file, all tax returns, including federal, state, local and foreign tax returns, tax reports and forms, as to which the due date for filing is prior to the Closing Date; has reported all reportable income on such returns; has adopted and followed in the preparation of such returns methods of accounting accepted by law, and has not changed any methods of accounting without compliance with procedures required by law; has not deducted any expenses or charges or claimed any credits which are not allowable; and has paid, or accrued and reserved for, all taxes, penalties and interest shown to be due or required to be paid pursuant to the returns as filed, or as adjusted pursuant to amendment or correction. The Purchaser has no knowledge of any claim for taxes, penalties or interest thereon in addition to those for which such taxes, penalties or interest have been paid or accrued.

3.17 Filings. The Purchaser has made all filings and reports required (i) under all local, state and federal laws with respect to its business of any predecessor entity or partnership and (ii) as required by the Securities and Exchange Commission ("SEC").

3.18 Litigation. There are no lawsuits, arbitration actions or other proceedings (equitable, legal, administrative or otherwise) pending or (to the best of the Purchaser's knowledge) threatened, or any customer complaints which have not been resolved or settled, and there are no investigations pending or threatened, against the Purchaser (or involving the industry in which they are members) which relate to and could have a material adverse effect on the properties, businesses or assets of the Purchaser or which could adversely affect the validity or enforceability of this Agreement or the obligation or ability of the Purchaser to perform its obligations under this Agreement or to carry out the transactions contemplated by this Agreement.

3.19 Compliance With Laws. The Purchaser has conducted, and is continuing to conduct, its business in material compliance with, and is in material compliance with, all applicable statutes, orders, rules and regulations promulgated by governmental authorities relating in any material respect to its operations, conduct of business or use of properties, including, without limitation, any applicable statute, order, rule or regulation relating to (i) wages, hours, hiring, nondiscrimination, retirement, benefits, pensions, working conditions, and worker safety and health; (ii) air, water, toxic substances, noise, or solid, gaseous or liquid waste generation, handling, storage, disposal or transportation; (iii) zoning and building codes; (iv) the production, storage, processing, advertising, sale, distribution, transportation, disposal, use and warranty of products; or (v) trade and antitrust regulations. The execution, delivery and performance of this Agreement by the Purchaser and the consummation by the Purchaser of the transactions contemplated by this Agreement will not, separately or jointly, violate, contravene or constitute a default under any applicable statutes, orders, rules and regulations promulgated by governmental authorities or cause a lien on any property used, owned or leased by the Purchaser to be created thereunder. There are no proposed changes in any applicable statutes, orders, rules and regulations promulgated by governmental authorities that would cause any representation or warranty contained in this Section to be untrue.

3.20 Certain Activities. The Purchaser has not, directly or indirectly, engaged in or been a party to any of the following activities:

3.20.1 Bribes, kickbacks or gratuities to any person or entity, including domestic or foreign government officials or any other payments to any such persons or entity, whether legal or not legal, to obtain or retain business or to receive favorable treatment of any nature with regard to business (excluding commissions or gratuities paid or given in full compliance with applicable law and constituting ordinary and necessary expenses incurred in carrying on its business in the ordinary course);

3.20.2 Contributions (including gifts), whether legal or not legal, made to any domestic or foreign political party, political candidate or holder of political office;

3.20.3 Holding of or participation in bank accounts, funds or pools of funds created or maintained in the U.S. or any foreign country, without being reflected on the corporate books of account, or as to which receipts or disbursements therefrom have not been reflected on such books, the purpose of which is to obtain or retain business or to receive favorable treatment with regard to business;

3.20.4 Receiving or disbursing monies, the actual nature of which has been improperly disguised or intentionally misrecorded on or improperly omitted from the corporate books of account;

3.20.5 Paying fees to domestic or foreign consultants or commercial agents which exceed the reasonable value of the ordinary and customary consulting and agency services purported to have been rendered;

3.20.6 Paying or reimbursing (including gifts) personnel of the Purchaser for the purpose of enabling them to expend time or to make contributions or payments of the kind or for the purposes referred to in Paragraphs 3.20.1 through 3.20.5 above;

3.20.7 Participating in any manner in any activity which is illegal under the international boycott provisions of the Export Administration Act, as amended, or the international boycott provisions of the Internal Revenue Code, or guidelines or regulations thereunder; and

3.20.8 Making or permitting unlawful charges, mischarges or defective or fraudulent pricing under any contract or subcontract under a contract with any department, agency or subdivision thereof, of the United States government, state or municipal government or foreign government.

3.21 Insurance Coverage. All policies of fire, liability or other forms of insurance which the Purchaser has obtained are set forth on Schedule 3.21. All of the insurance represented by such policies is in full force and effect.

3.22 Articles of Incorporation and By-Laws. The Purchaser has delivered to the Selling Shareholders true, accurate and complete copies of the Articles of Incorporation and By-Laws of the Purchaser, together with all amendments to each of the same as of the date of this Agreement.

3.23 Corporate Minutes. The minute books of the Purchaser made available for inspection by the Selling Shareholders prior to the Closing are the correct and only such minute books and contain complete and accurate records of any and all proceedings and actions at all meetings (including written consents executed in lieu of meetings) of its shareholder and Board of Directors and committees thereof, through the Closing Date. The stock records of the Purchaser made available for inspection by the Selling Shareholders prior to the Closing are the correct and only such stock records and each accurately reflect all issues and transfers of record of the capital stock of the Purchaser.

3.24 Default on Indebtedness. The Purchaser is not in default in any respect under any evidence of indebtedness for borrowed money.

3.25 Consents. The Purchaser does not require any authorizations, consents, approvals and waivers or other actions in order to make any license, lease, contract or agreement listed under Schedule 3.13 valid and fully enforceable by the Purchaser and effective after the issuance of the Purchaser Shares to the Selling Shareholders as such license, lease, contract or agreement was immediately prior thereto.

3.26 Indebtedness to Purchaser. No employee, officer or director of the Purchaser or any third party is indebted to the Purchaser.

3.27 Completeness of Representations and Schedules. The Schedules hereto, where applicable to the Purchaser, completely and correctly present in all material respects the information required by this Agreement. This Agreement, the certificates to be delivered by the Purchaser at the Closing, the Schedules and the provisions of this Article 3, and the documents and written information pertaining to the Purchaser furnished to the Selling Shareholders or their agents by or on behalf of the Purchaser, do not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make this Agreement, or such certificates, schedules, documents or written information not misleading.

ARTICLE 4.

             Representations and Warranties of Selling Shareholders

         Except as disclosed on the Disclosure Schedules noted in this Article 4 and Article 5, "Representations and Warranties of the Company," to be delivered by the Selling Shareholders and the Company to the Purchaser on or before December 31, 2001 and subsequently disclosed in any Supplemental Disclosure Schedules to be delivered by the Selling Shareholders and the Company to the Purchaser on the Closing Date, or thereafter in the case of certain Company Financial Statements, the Selling Shareholders hereby represent and warrant to the Purchaser as of the date hereof and as of the Closing Date as follows:

4.1      Authority and Validity.

4.1.1 This Agreement is valid and binding upon the Selling Shareholders and neither the execution nor delivery of this Agreement by the Selling Shareholders nor the performance by the Selling Shareholders of any of their respective covenants or obligations hereunder will constitute a default under any contract, agreement or obligation to which the Selling Shareholders are a party or by which the Selling Shareholders or any of their respective properties is bound. This Agreement is enforceable severally against the Selling Shareholders in accordance with its terms.

4.1.2 The execution, delivery and performance of this Agreement by the Company have been duly authorized by its Board of Directors. This Agreement is valid and binding upon the Company, and is enforceable against the Company in accordance with its terms. The execution, delivery and performance of this Agreement by the Company will not result in the violation or breach of any term or provision of charter instruments applicable to the Company or constitute a default under any indenture, mortgage, deed of trust or other contract or agreement to which the Company is a party or by which it or any of its properties is bound or cause the creation of a lien or encumbrance on any properties owned by or leased to or by it.

4.2 Governmental Approvals. No consent, approval or authorization of, or notification to or registration with, any governmental authority, either federal, state or local, is required in connection with the execution, delivery and performance of this Agreement by the Selling Shareholders or the Company.

4.3 Title. Each of the Selling Shareholders has full right and title to the number of the Company Shares set forth opposite his or her name in Schedule 4.3; such Company Shares constitute all the Company Shares which are owned, directly or indirectly by the Selling Shareholders; and at the time of transfer thereof to the Purchaser, all of the Company Shares to be transferred by the Selling Shareholders will be free of all liens, claims or encumbrances of any kind, and will be fully transferable to the Purchaser.

4.4 Organization and Good Standing. The Company is a corporation duly organized and existing in good standing under the laws of the State of California. The Company has full corporate power and authority to carry on its business as now conducted and to own or lease and operate the properties and assets now owned or leased and operated by it. The Company is duly qualified to transact business in all states and jurisdictions in which the business or ownership of its property makes it necessary so to qualify (other than jurisdictions in which the nature of the property owned or business conducted, when considered in relation to the absence of serious penalties, renders qualification as a foreign corporation unnecessary as a practical matter).

4.5 Capitalization. The authorized capital stock of the Company consists solely of 100,000,000 shares of Common Stock, of which 1,000,000 Company Shares are issued and outstanding, as correctly disclosed on Schedule 4.5. The Company Shares are validly issued, are fully paid and nonassessable, and subject to no restrictions on transfer. The Company Shares constitute the only outstanding shares of the capital stock of the Company of any nature whatsoever, voting and non-voting. All shares of capital stock of the Company are required to be certificated, and the Company has executed and delivered no certificates for shares in excess of the number of issued shares of the Company set forth above. There are, and at Closing will be, no outstanding options, warrants or other rights for the purchase of, or any securities convertible into, capital stock of the Company, whether issued, unissued or held in its treasury.

4.6 No Subsidiaries. The Company does not own five percent (5%) or more of the securities having voting power of any corporation (or would own such securities in such amount upon the closing of any existing purchase obligations for securities).

4.7 Financial Statements. The Company Financial Statements which have been provided to the Purchaser (i) have been prepared from the books and records of the Company and (ii) fairly and accurately presents the financial condition of the Company as of the date thereof and, except as disclosed therein, were prepared in accordance with generally accepted accounting principles, and (iii) contain and reflect all necessary adjustments for a fair and accurate presentation of the financial condition as of such date. Except as and to the extent reflected or reserved against in such Company Financial Statements, or otherwise expressly disclosed therein, the Company has no liabilities or obligations, contingent or otherwise, of a nature required to be reflected in the Company Financial Statements, in accordance with generally accepted accounting principles.

4.8 Absence of Certain Changes. Except as set forth in Schedule 4.10 or otherwise provided herein, the Company has not since December 31, 2001:

4.8.1 Suffered any material change adversely affecting its assets, liabilities, financial condition or business;

4.8.2 Made a material change in the compensation payable or to become payable to any of its employees or agents, or in any bonus payments or arrangements made to or with any of its employees or agents;

4.8.3 Paid or declared any dividends or distributed any of its assets of any kind whatsoever to any of its shareholders;

4.8.4 Issued any stock, or granted any stock options or warrants to purchase stock;

4.8.5 Sold or transferred any of its assets or canceled any indebtedness or claims owing to it except in the ordinary course of business, consistent with its past practices;

4.8.6 Sold, assigned or transferred any formulas, inventions, patents, patent applications, trademarks, trade names, copyrights, licenses, computer programs or software, know-how or other intangible assets;

4.8.7 Amended or terminated any contract, agreement or license to which it is a party otherwise than in the ordinary course of business or as may be necessary or appropriate for the consummation of the transactions described in this Agreement;

4.8.8 Borrowed any money or incurred, directly or indirectly (as a guarantor or otherwise), any indebtedness except in the ordinary course of business, consistent with its past practices;

4.8.9 Discharged or satisfied any lien or encumbrance or paid any obligation or liability (absolute or contingent), other than current liabilities shown on the Company Financial Statements or current liabilities incurred since such date in the ordinary course of business, consistent with its past practices;

4.8.10 Mortgaged, pledged or subjected to lien, charge or other encumbrance any of its assets; or

4.8.11 Entered into or committed to any transaction other than transactions in the ordinary course of business, consistent with past practices.

4.9 Contracts and Other Documents. Attached hereto as Schedule 4.11 is a complete schedule listing of all documents to which the Company is a party or under which it has any liability. All such contracts, documents and agreements listed on Schedule 4.11 are valid and enforceable and accurate and complete copies of such contracts, documents and agreements (or, with the consent of the Purchaser, forms thereof) as have been requested by the Purchaser have been provided to the Purchaser. Except as disclosed on Schedule 4.11 hereof, the Company is not or will not be, merely with the passage of time, in default under any such contract, including those listed on Schedule 4.11. Except as specified on Schedule 4.11, there is no requirement for any contract or agreement to which the Company is a party to be novated or to have the consent of the other contracting party in order for the contract or agreement to be valid, effective and enforceable by the Company after the Closing as it was immediately prior thereto.

4.10 Title to Properties and Assets. Except as set forth in Schedule 4.12, the Company does not presently own or lease any real property. The Company has good title to all tangible personal property reflected on its books and records as owned by it, free and clear of all liens and encumbrances, except (i) liens for current taxes, and (ii) other liens or encumbrances that do not materially impair the use of the property subject thereto. Such tangible personal property is in satisfactory condition and suitable for the purpose for which it is being used, subject in each case to consumption in the ordinary course, ordinary wear and tear and ordinary repair, maintenance and periodic replacement.

4.11 Absence of Undisclosed Liabilities. The Company is not subject to any liabilities, including contingent liabilities, liabilities for unperformed obligations, and liabilities for unasserted claims, other than liabilities and obligations incurred in the ordinary course of business, none of which is materially adverse.

4.12     Absence of Pension Liability.

4.12.1 The Company has no liability of any nature to any person or entity for pension or retirement obligations, vested or unvested, to or for the benefit of any of its existing or former employees.

4.12.2 The consummation of the transactions contemplated by this Agreement will not entitle any employee of the Company to severance pay, unemployment compensation or any other payment, except as expressly provided in this Agreement, including the Schedules, or accelerate the time of payment or increase the amount of compensation due to any such employee.

4.12.3 Except as set forth on Schedule 4.14, the Company presently has no employee benefit plans and has no announced plan or legally binding commitment to create any employee benefit plans.

4.13 Absence of Liens. There are no outstanding mechanics', materialmens', laborers' or other liens or encumbrances filed or enforceable against any property owned by or in the possession of the Company, or, to the best knowledge of the Selling Shareholders, threatened to be filed against any property owned by the Company or in its possession, which properly may be filed against such property or which are the subject of any lawsuit against the Company.

4.14 Tax Returns. The Company (and any predecessor corporation or partnership as to which either of them is the transferee or successor) has timely filed, or has timely secured an extension and will (within the permitted extension) file, all tax returns, including federal, state, local and foreign tax returns, tax reports and forms, as to which the due date for filing is prior to the Closing Date; has reported all reportable income on such returns; has adopted and followed in the preparation of such returns methods of accounting accepted by law, and has not changed any methods of accounting without compliance with procedures required by law; has not deducted any expenses or charges or claimed any credits which are not allowable; and has paid, or accrued and reserved for, all taxes, penalties and interest shown to be due or required to be paid pursuant to the returns as filed, or as adjusted pursuant to amendment or correction. The Selling Shareholders have no knowledge of any claim for taxes, penalties or interest thereon in addition to those for which such taxes, penalties or interest have been paid or accrued.

4.15 Litigation. Except as set forth on Schedule 4.15, there are no lawsuits, arbitration actions or other proceedings (equitable, legal, administrative or otherwise) pending or (to the best of the Selling Shareholders' knowledge) threatened, or any customer complaints which have not been resolved or settled, and there are no investigations pending or threatened, against the Selling Shareholders or the Company (or involving the industry in which they are members) which relate to and could have a material adverse effect on the properties, businesses or assets of the Company or which could adversely affect the validity or enforceability of this Agreement or the obligation or ability of the Selling Shareholders or the Company to perform their respective obligations under this Agreement or to carry out the transactions contemplated by this Agreement.

4.16 Compliance With Laws. The Company has conducted, and is continuing to conduct, its business in material compliance with, and is in material compliance with, all applicable statutes, orders, rules and regulations promulgated by governmental authorities relating in any material respect to its operations, conduct of business or use of properties, including, without limitation, any applicable statute, order, rule or regulation relating to (i) wages, hours, hiring, nondiscrimination, retirement, benefits, pensions, working conditions, and worker safety and health; (ii) air, water, toxic substances, noise, or solid, gaseous or liquid waste generation, handling, storage, disposal or transportation; (iii) zoning and building codes; (iv) the production, storage, processing, advertising, sale, distribution, transportation, disposal, use and warranty of products; or (v) trade and antitrust regulations. The execution, delivery and performance of this Agreement by the Selling Shareholders and the Company and the consummation by the Selling Shareholders and the Company of the transactions contemplated by this Agreement will not, separately or jointly, violate, contravene or constitute a default under any applicable statutes, orders, rules and regulations promulgated by governmental authorities or cause a lien on any property used, owned or leased by the Company to be created thereunder. There are no proposed changes in any applicable statutes, orders, rules and regulations promulgated by governmental authorities that would cause any representation or warranty contained in this Section to be untrue.

4.17 Certain Activities. The Company has not, directly or indirectly, engaged in or been a party to any of the following activities:

4.17.1 Bribes, kickbacks or gratuities to any person or entity, including domestic or foreign government officials or any other payments to any such persons or entity, whether legal or not legal, to obtain or retain business or to receive favorable treatment of any nature with regard to business (excluding commissions or gratuities paid or given in full compliance with applicable law and constituting ordinary and necessary expenses incurred in carrying on its business in the ordinary course).

4.17.2 Contributions (including gifts), whether legal or not legal, made to any domestic or foreign political party, political candidate or holder of political office;

4.17.3 Holding of or participation in bank accounts, funds or pools of funds created or maintained in the U.S. or any foreign country, without being reflected on the corporate books of account, or as to which receipts or disbursements therefrom have not been reflected on such books, the purpose of which is to obtain or retain business or to receive favorable treatment with regard to business;

4.17.4 Receiving or disbursing monies, the actual nature of which has been improperly disguised or intentionally misrecorded on or improperly omitted from the corporate books of account;

4.17.5 Paying fees to domestic or foreign consultants or commercial agents which exceed the reasonable value of the ordinary and customary consulting and agency services purported to have been rendered;

4.17.6 Paying or reimbursing (including gifts) personnel of the Company for the purpose of enabling them to expend time or to make contributions or payments of the kind or for the purposes referred to in Paragraphs 4.17.1 through 4.17.5 above;

4.17.7 Participating in any manner in any activity which is illegal under the international boycott provisions of the Export Administration Act, as amended, or the international boycott provisions of the Internal Revenue Code, or guidelines or regulations thereunder; and

4.17.8 Making or permitting unlawful charges, mischarges or defective or fraudulent pricing under any contract or subcontract under a contract with any department, agency or subdivision thereof, of the United States government, state or municipal government or foreign government.

4.18 Insurance Coverage. All policies of fire, liability or other forms of insurance which the Company has obtained and are set forth on Schedule 4.18. All of the insurance represented by such policies is in full force and effect.

4.19 Articles of Incorporation and By-Laws. The Company has delivered to the Purchaser true, accurate and complete copies of the Articles of Incorporation and By-Laws of the Company, together with all amendments to each of the same as of the date of this Agreement.

4.20 Corporate Minutes. The minute books of the Company delivered to the Purchaser at the Closing are the correct and only such minute books and do and will contain complete and accurate records of any and all proceedings and actions at all meetings (including written consents executed in lieu of meetings) of its shareholder and Board of Directors and committees thereof, through the Closing Date. The stock records of the Company delivered to the Purchaser at the Closing are the correct and only such stock records and each accurately reflect all issues and transfers of record of the capital stock of the Company.

4.21 Default on Indebtedness. Except as set forth in Schedule 4.21, the Company is not in default in any respect under any evidence of indebtedness for borrowed money.

4.22 Consents. The Company does not require any authorizations, consents, approvals and waivers or other actions in order to make any license, lease, contract or agreement listed under Schedule 4.22 valid and fully enforceable by the Selling Shareholders and the Company and effective after the issuance of the Company Shares to the Purchaser as such license, lease, contract or agreement was immediately prior thereto.

4.23 Satisfaction of Indebtedness. Schedule 4.23 sets forth the indebtedness of the Selling Shareholders, any employee of the Selling Shareholders, any employee of the Company, or any other party, to the Company.

4.24 Completeness of Representations and Schedules. The Schedules hereto, where applicable to the Selling Shareholders and the Company, completely and correctly present in all material respects the information required by this Agreement. This Agreement, the certificates to be delivered by the Selling Shareholders at the Closing, the Schedules and the provisions of this Article 4, and the documents and written information pertaining to the Company furnished to the Purchaser or its agents by or on behalf of the Selling Shareholders or the Company, do not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make this Agreement, or such certificates, schedules, documents or written information not misleading.

ARTICLE 5.

                  Representations and Warranties of the Company

5.1 Representations and Warranties of the Company. Independent of the representations and warranties of the Selling Shareholders in Article 4, "Representations and Warranties of Selling Shareholders," the Company represents and warrants to the Purchaser all of the matters regarding the Company set forth in Sections 4.1, 4.2 and 4.4 through 4.27, and matters regarding the Company specifically represented and warranted in those Sections to the knowledge of the Selling Shareholders are represented and warranted in this Section to the knowledge of the Company.

ARTICLE 6.

        Pre-Closing Covenants of the Selling Shareholders and the Company

         The Selling Shareholders and the Company independently covenant and agree, pending the Closing of the transactions contemplated by this Agreement, to comply with and perform, and hereby independently represent and warrant that as of the Closing they will have complied with and performed, the following covenants and undertakings.

6.1 No Distributions to Shareholder. The Company will not pay or declare any dividend on, or make any other distribution of, any of its assets of any kind whatsoever to the Selling Shareholders, or redeem, purchase or otherwise acquire any of its capital stock.

6.2 Issuance of Capital Stock. The Company will not issue any stock, or grant any stock options or warrants to purchase stock, or issue any securities convertible into its capital stock, for consideration or otherwise, except as provided for in this Agreement.

6.3 Articles of Incorporation and By-Laws. The Company will not amend or alter in any way its Articles of Incorporation or By-Laws, except to change the name of the Company, without the prior written consent of the Purchaser.

6.4 Operations of the Company. Except as contemplated by this Agreement, the Company will conduct its business and operations only in the ordinary course. Without limiting the generality of the foregoing, and except as contemplated by this Agreement, prior to the Closing Date, without the prior written consent of the Purchaser, the Company will not take any action which would result in a breach of any representation or warranty contained in Article 4,
"Representations and Warranties of Selling Shareholders," and Article 5, "Representations and Warranties of the Company," as if such representations and warranties were by their terms applicable to such period.

6.5 Termination of Interest in the Company Shares. The Selling Shareholders shall take such actions as are necessary to ensure that as of the Closing Date they have full right and title to, and rights to convey, all the issued and outstanding shares of the capital stock of the Company and there shall be no outstanding options on, rights to or claims regarding the capital stock of the Company.

ARTICLE 7.

               Post-Closing Covenants By the Selling Shareholders

7.1 Resale of Purchaser Shares. The Selling Shareholders hereby agree that:

7.1.1 The Selling Shareholders will not, without the prior written consent of Purchaser, sell or otherwise transfer any Purchaser Shares for a period of one
(1) year after the date of receipt of such shares.

7.1.2 For a period of one (1) year after the receipt of the Purchaser Shares, the Selling Shareholders will not offer or sell any of said Purchaser Shares except with the prior written consent of Purchaser, pursuant to an available exemption under the Securities Act of 1933, as amended (the "Securities Act"). If the Purchaser shall have registered with the SEC and become subject to the reporting requirements of the Exchange Act, then Purchaser's consent for any such offer and sale shall not be unreasonably withheld. After expiration of said two-year period, any sale of the Purchaser Shares must be pursuant to an available exemption from the Securities Act and shall also be subject to the Purchaser's consent, which consent shall not be unreasonably withheld. The Selling Shareholders agree to retain a copy of any letter referenced above for a reasonable period and to furnish a copy thereof to Purchaser within ten (10) days after completion of any sale. As used herein, "U.S.A." and "U.S. Person" shall have the same meanings as in the certificate legend set forth in Section 8.1.

ARTICLE 8.

                                 Securities Laws

8.1 Certificates Evidencing Purchaser Shares. The Purchaser Shares delivered to the Selling Shareholders pursuant to Section 2.2, "Total Consideration," shall be in registered form and bear the following legend:

                  "THE SHARES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933 AND, EXCEPT PURSUANT TO AN EXEMPTION THEREFROM, MAY NOT BE OFFERED OR SOLD, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES OF AMERICA, INCLUDING THE STATES AND POSSESSIONS AND OTHER AREAS SUBJECT TO ITS JURISDICTION (THE "U.S.A."), OR TO CITIZENS OR RESIDENTS OF THE U.S.A., CORPORATIONS, PARTNERSHIPS OR OTHER ENTITIES CREATED OR ORGANIZED IN OR UNDER THE LAWS OF THE U.S.A. OR ESTATES OR TRUSTS THE INCOME OF WHICH IS SUBJECT TO UNITED STATES FEDERAL INCOME TAXATION REGARDLESS OF ITS SOURCE ("U.S. PERSONS"). SPECIFIC RESTRICTIONS ON REOFFERS AND RESALES OF THE SHARES ARE SET FORTH IN SECTION 7.1 OF THE STOCK PURCHASE AGREEMENT UNDER WHICH THESE SHARES WERE ISSUED, TO WHICH THE OWNER OF SUCH SHARES, BY ACCEPTANCE HEREOF, ASSENTS. COPIES OF THE FORM OF SECTION 7.1 OF SUCH STOCK PURCHASE AGREEMENT CAN BE OBTAINED FROM THE SECRETARY OF THE CORPORATION UPON REQUEST."

8.2 Representation and Warranty By the Selling Shareholders. The Selling Shareholders, represent and warrant to Purchaser that:

8.2.1 The Selling Shareholders have been furnished information concerning the Purchaser in the Memorandum, including Purchaser's Financial Statements for the Fiscal Years 1999 and 2000 and, as of the Closing, the unaudited Purchaser Financial Statements for the 2001 Fiscal Year, has had an opportunity to discuss Purchaser's business and affairs with its executives in order to secure such further information about Purchaser as it desired to receive and has not looked to the Purchaser, or any agents or employees of Purchaser, to provide it with any information except for such documents as have been specifically requested and delivered prior to the date of this Agreement;

8.2.2 The Selling Shareholders have knowledge and experience in financial and business matters such that they are capable of evaluating the merits and risks of the prospective investment in the Purchaser Shares to be received hereunder;

8.2.3 The Selling Shareholders are and will be accepting the Purchaser Shares for their respective own accounts for investment and not with a view to, or for sale in connection with, any distribution of the Purchaser Shares; and

8.2.4 The Selling Shareholders acknowledge that they are aware that the Purchaser Shares have not been registered under the Securities Act, that Purchaser has not agreed to register the Purchaser Shares under the Securities Act, that the Purchaser Shares may not be offered or sold within the U.S.A. or to U.S. Persons (as defined in the legend contained in Section 8.1) unless an exemption from such registration is available, and that, accordingly, it must bear the economic risk of the investment in the Purchaser Shares for an indefinite period of time.

ARTICLE 9.

              Conditions Precedent to Obligations of the Purchaser

         The obligations of the Purchaser under this Agreement shall be subject to the satisfaction, on or prior to the Closing Date, of all of the following conditions, any one or more of which may be waived by the Purchaser:

9.1 Representations and Warranties Accurate. All representations and warranties of the Selling Shareholders and the Company contained in this Agreement shall have been true in all material respects when made, and also at and as of the Closing Date as if such representations and warranties were made at and as of the Closing Date. The Selling Shareholders shall furnish the Purchaser with a certificate, dated the Closing Date and signed on behalf of the Company by a duly authorized officer thereof, and by the Selling Shareholders, stating the above in such form as the Purchaser may reasonably request. Acceptance of the Purchaser Shares by the Selling Shareholders shall constitute an affirmation by it of the truth, as of the Closing Date, of the representations and warranties made by it in this Agreement. Any Supplemental Disclosure Schedules prepared by the Selling Shareholders and delivered to the Purchaser after December 20, 2001 shall be subject to review and acceptance by the Purchaser as of the Closing Date, in its sole discretion.

9.2      Performance by the Selling Shareholders and the Company.

9.2.1 The Selling Shareholders and the Company shall have performed and complied in all material respects with all agreements, covenants and conditions required by this Agreement to be performed and complied with by them, and the Selling Shareholders shall deliver a certificate to that effect, dated the Closing Date and signed in the manner set forth in Section 9.1, "Representations and Warranties Accurate."

9.2.2 The Selling Shareholders shall deliver to the Purchaser evidence that it has full right and title to, and rights to convey, the Company Shares and that there are no outstanding options on, rights to or claims regarding the capital stock of the Company.

9.3 Legal  Prohibition.  On the Closing Date, there shall exist no injunction or
final  judgment,   law  or  regulation   prohibiting  the  consummation  of  the
transactions contemplated by this Agreement.

9.4 Tender of All Outstanding the Company Shares. The Selling Shareholders shall, pursuant to this Agreement, tender the Company Shares to the Purchaser at the Closing in transferrable form acceptable to the Purchaser in accordance with
Article 2, "Purchase and Sale."

9.5 Financial Conditions. The review of the Company Financial Statements shall not have revealed any matter which, in the reasonable business judgment of the Purchaser, makes the transactions contemplated by this Agreement on the terms herein set forth inadvisable for the Purchaser.

ARTICLE 10.

 Conditions Precedent to Obligations of the Selling Shareholders and the Company

         The obligations of the Selling Shareholders and the Company under this Agreement shall be subject to the satisfaction, on or prior to the Closing Date, of all of the following conditions, any one or more of which may be waived by the Selling Shareholders and the Company:

10.1 Representations and Warranties Accurate. All representations and warranties of the Purchaser contained in this Agreement shall have been true in all material respects when made, and also at and as of the Closing Date as if such representations and warranties were made at and as of the Closing Date. The Purchaser shall deliver to the Selling Shareholders a certificate, dated as of the Closing Date and signed by an officer of the Purchaser, stating the above in such form as the Selling Shareholders may reasonably request. Acceptance of the Company Shares by the Purchaser shall constitute an affirmation by it of the truth, as of the Closing Date, of the representations and warranties made by it in this Agreement. Any Supplemental Disclosure Schedules prepared by the Purchaser and delivered to the Selling Shareholders after December 20, 2001 shall be subject to review and acceptance by the Selling Shareholders as of the Closing Date, in its sole discretion.

10.2 Performance by the Purchaser. The Purchaser shall have performed and complied in all material respects with all agreements, covenants and conditions required by this Agreement to be performed and complied with by it prior to or on the Closing Date, and there shall be delivered to the Selling Shareholders a certificate to that effect, dated the Closing Date and signed in the manner set forth in Section 10.1, "Representations and Warranties Accurate."

10.3 Legal Prohibition.  On the Closing Date, there shall exist no injunction or
final  judgment,   law  or  regulation   prohibiting  the  consummation  of  the
transactions contemplated by this Agreement.

10.4 Issuance of the Purchaser Shares. The Purchaser shall, pursuant to this Agreement, issue the Purchaser Shares to the Selling Shareholders at the Closing in accordance with Article 2, "Purchase and Sale."

10.5 Financial Conditions. The review of the Purchaser Financial Statements shall not have revealed any matter which, in the reasonable business judgment of the Selling Shareholders, makes the transactions contemplated by this Agreement on the terms herein set forth inadvisable for the Selling Shareholders.

ARTICLE 11.

                                     Closing

11.1 Closing Date. The Closing Date shall be December 31, 2001, or such later date as the Purchaser and Selling Shareholders may mutually select, but in no event later than January 5, 2002. No extension thereof beyond January 5, 2002 shall be made unless mutually agreed between the parties to this Agreement. Such agreement to extend the Closing Date shall be deemed sufficient if executed by the Purchaser, the Selling Shareholders and the Company.

11.2 Deliveries by the Purchaser on the Closing Date. The Purchaser shall deliver to the Selling Shareholders at Closing:

11.2.1 The certificates contemplated by Sections 10.1, "Representations and Warranties Accurate," and 10.2, "Performance by the Purchaser"; and

11.2.2   The share certificates representing the Purchaser Shares.

11.3 Deliveries by the Selling Shareholders on the Closing Date. The Selling Shareholders shall deliver to the Purchaser at Closing:

11.3.1 The certificates contemplated by Sections 9.1, "Representations and Warranties Accurate," and 9.2, "Performance by the Selling Shareholders and the Company";

11.3.2 The original minute book, stock record book, seal of the Company and all books and records of the Company; and

11.3.3 The share certificates representing all of the Company Shares held by the Selling Shareholders, with attached stock powers duly executed by the Selling Shareholders.

ARTICLE 12.

                                   Termination

12.1 Termination Events. This Agreement may be terminated and abandoned, by notice given by the Purchaser, or by the Selling Shareholders and the Company, as the case may be, in the manner hereinafter provided:

12.1.1 By the Purchaser, if without fault of the Purchaser all of the conditions set forth in Article 9, "Conditions Precedent to Obligations of the Purchaser," shall not have been satisfied (or are incapable of being satisfied) on or before the Closing Date and have not been waived by the Purchaser on or before such date;

12.1.2 By the Selling Shareholders and the Company, if without their fault all of the conditions set forth in Article 10, "Conditions Precedent to Obligations of the Selling Shareholders and the Company," shall not have been satisfied (or are incapable of being satisfied) on or before the Closing Date and have not been waived by the Selling Shareholders and the Company on or before such Date; and

12.1.3 By the mutual consent and agreement of the Purchaser, the Selling Shareholders and the Company;

12.1.4 By either the Purchaser or by the Selling Shareholders and the Company if after completion of their respective due diligence of each other either the Purchaser or the Selling Shareholders and the Company for any reason are not satisfied with the results of their respective due diligence investigations of the other party and give notice to the other party to such effect. The parties shall complete their respective due diligence investigations on or before December 28, 2000, and if the Selling Shareholders and the Company or the Purchaser fail to give such notice on or before the foregoing date, they shall be deemed to be satisfied with their respective due diligence examinations for purposes of this Paragraph 12.1.4.

12.2 Relationships with Third Parties. In consideration of the undertaking by the parties of the substantial legal, accounting and other expenses incident to their entering into this Agreement and proceeding toward the Closing, the parties agree that until the Closing Date or upon earlier termination of this Agreement, they will not enter into or pursue any arrangements or negotiations with any other party relative to the sale or merger of the Company into any other party or any sale of assets for control relative to any extraordinary transaction involving the Company without the consent of the Purchaser.

12.3 Effect of Termination. If this Agreement is terminated pursuant to Section 12.1, "Termination Events," this Agreement shall forthwith become void, and there shall be no liability or continuing obligations on the part of the parties hereunder.

ARTICLE 13.

                                 Indemnification

13.1 Survival of Representations, Warranties and Certain Covenants. The representations and warranties made by the parties in this Agreement and in the certificates delivered at the Closing, and all of the covenants of the parties in this Agreement, shall survive the execution and delivery of this Agreement and the Closing Date and (except for those contained in Sections 3.6, 4.3, 4.5, 4.15, 7.1 and 7.2 and any substantially identical representations, warranties and covenants effectively made in Article 5 or in any certificate delivered at the Closing) shall expire on the second anniversary of the Closing Date. Any claim for indemnification (other than a claim based upon Sections 3.6, 4.3, 4.5 or 7.2, which can be asserted at any time, or based upon Section 4.15, which can be asserted within the limit provided therein, or based on Section 7.1, which can be asserted prior to the second anniversary of the Closing Date) shall be effective only if notice of such claim is given by the party claiming indemnification or other relief to the party against whom such indemnification or other relief is claimed before said expiration date.

13.2     Indemnification by the Purchaser.

13.2.1 The Purchaser agrees to indemnify and hold the Selling Shareholders harmless, from and after the Closing Date, against and in respect of all matters in connection with any losses, liabilities or damages (including reasonable attorneys' fees) incurred by the Selling Shareholders that result from any misrepresentation  or breach of the  warranties  by the  Purchaser in Article 3,
"Representations and Warranties of the Purchaser," or any breach or nonfulfillment of any agreement or covenant on the part of the Purchaser contained in this Agreement, and all suits, actions, proceedings, demands, judgments, costs and expenses incident to the foregoing matters, including reasonable attorneys' fees.

13.2.2 In no event shall the Purchaser's liability under Paragraph 13.2.1 above to the Selling Shareholders (other than for costs and reasonable attorneys' fees incurred by such Selling Shareholders to which he may be entitled pursuant to
Section 13.5, "Arbitration," or Section 15.2.3) exceed the total value of the Company Shares which have been (and will, pursuant to the formula of Article 2 hereof, be required to be) delivered to the Purchaser, which value shall be set forth in Schedule 13.2.

13.2.3 Notwithstanding the provisions of Paragraph 13.2.1 above, the Selling Shareholders shall be entitled to seek indemnification from the Purchaser pursuant to Paragraph 13.2.1 of this Section 13.2 only to the extent that the aggregate of the losses, liabilities, costs and damages (including reasonable attorneys' fees) incurred by the Selling Shareholders which it would be entitled to claim under such Paragraph 13.2.1 exceeds $25,000.

13.3     Indemnification by the Selling Shareholders.

13.3.1 The Selling Shareholders agree to indemnify and hold the Purchaser harmless, from and after the Closing Date, against and in respect of all matters in connection with any losses, liabilities, costs or damages (including reasonable attorneys' fees) incurred by the Purchaser resulting from (i) any breach of its representations and warranties in Section 4.3, "Title," or (ii) any breach or nonfulfillment of his covenants in Article 7, "Post-Closing Covenants By the Selling Shareholders."

13.3.2 The Selling Shareholders agree to indemnify and hold the Purchaser harmless, from and after the Closing Date, against and in respect of all matters in connection with any losses, liabilities or damages (including reasonable attorneys' fees) incurred by the Purchaser resulting from any misrepresentation or breach of its warranties in Article 4, "Representations and Warranties of Selling Shareholders," Article 5, "Representations and Warranties of the
Company," or Article 8, "Securities Laws," (other than Section 4.3), or any breach or nonfulfillment of any agreement or covenant on the part of the Selling Shareholders contained in this Agreement (other than those in Article 7, "Post-Closing Covenants By the Selling Shareholders") and all suits, actions, proceedings, demands, judgments, costs and expenses incident to the foregoing matters, including reasonable attorneys' fees. In addition, in the event that any matter covered by indemnification is clearly also covered by insurance held by the Company, the Purchaser shall cause the relevant company to make reasonable efforts to recover on such insurance in mitigation of its indemnification claim.

13.3.3 Notwithstanding the provisions of Paragraph 13.3.2 above, the Purchaser shall be entitled to seek indemnification from the Selling Shareholders pursuant to Paragraph 13.3.2 of this Section 13.3 only to the extent that the aggregate of the losses, liabilities, costs and damages (including reasonable attorneys' fees) incurred by the Purchaser which it would be entitled to claim under such Paragraph 13.3.2 exceeds $25,000.

13.4 Indemnification by the Company. The Company agrees to indemnify and hold the Purchaser harmless, from and after the Closing Date, against and in respect of all matters in connection with any losses, liabilities or damages (including reasonable attorneys' fees) incurred by the Purchaser resulting from any misrepresentation or breach of its warranties in Article 5, and all suits, actions, proceedings, demands, judgments, costs and expenses incident to the foregoing matters, including reasonable attorneys' fees; provided, however, that the Purchaser shall not be entitled to make a claim against the Company (i) to the extent that such claim could not be asserted against the Selling Shareholders because excluded from indemnification under the provisions in Paragraph 13.3.2 or (ii) if resolved against the Purchaser pursuant to the procedures provided in Section 13.5, "Arbitration." Subject to the foregoing, the liability of the Company hereunder is separate and independent of any liability of the Selling Shareholders. Nothing herein shall require the Purchaser to assert its indemnification rights against the Company prior to asserting its indemnification rights against the Selling Shareholders, and either or both rights may be pursued by the Purchaser independently, in such priority as the Purchaser may in its discretion decide, or jointly. No agreement between the Purchaser and the Company shall be binding upon or have any evidentiary value in any dispute between the Purchaser and the Selling Shareholders.

13.5 Arbitration. If the Purchaser believes that a matter has occurred that entitles it to indemnification under Section 13.3, "Indemnification by the Selling Shareholders," or Section 13.4, "Indemnification by the Company," or the Selling Shareholders believe that a matter has occurred that entitles him to indemnification under Section 13.2, "Indemnification by the Purchaser," it (the "Indemnified Party") shall give notice to the party or parties against whom indemnification is sought (each, an "Indemnifying Party") describing such matter in reasonable detail. The Indemnifying Party shall be entitled to give such notice prior to the establishment of the amount of its losses, liabilities, costs or damages, and to supplement its claim from time to time thereafter by further notices as they are established. The Indemnifying Party shall respond to such claim for indemnification within 30 days after receipt of the claim stating its acceptance or objection to the indemnification claim, and explaining its position in respect thereto in reasonable detail. If such Indemnifying Party does not timely so respond, it will be deemed to have accepted the Indemnified Party's indemnification claim as specified in the notice given by the Indemnified Party. If the Indemnifying Party gives a timely objection notice, then the parties will negotiate in good faith to attempt to resolve the dispute, and upon the expiration of an additional 30-day period from the objection notice or such longer period as to which the Indemnified and Indemnifying Parties may agree, any such dispute shall be submitted to arbitration in California to a member of the American Arbitration Association mutually appointed by the Indemnified and Indemnifying Parties (or, in the event the Indemnified and Indemnifying Parties cannot agree on a single such member, to a panel of three members of such Association selected in accordance with the rules of such Association), who shall promptly arbitrate such dispute in accordance with the rules of such Association and report to the parties upon such disputed items, and such report shall be final, binding and conclusive on the parties. Judgment upon the award by the arbitrator(S) may be entered in any court having jurisdiction. The prevailing party in any such arbitration shall be entitled to recover from, and have paid by, the other party hereto all fees and disbursements of such arbitrator or arbitrators. For this purpose, a party shall be deemed to be the prevailing party only if such party would be deemed to be a prevailing party under Section 15.2.3.

13.6  No  Finders.   The  Purchaser  represents  and  warrants  to  the  Selling
Shareholders, and the Selling Shareholders represent and warrant to the Purchaser, respectively, that they have not become obligated to pay any fee or commission to any broker, finder or intermediary for or on account of the transactions contemplated by this Agreement. The Purchaser agrees to indemnify and hold the Selling Shareholders harmless from any breach of the Purchaser's representation in the previous sentence, and the Selling Shareholders agree to indemnify and hold the Purchaser harmless from any breach of their representation in the previous sentence.

13.7 Third Person Claim Procedures. If a third person asserts a claim against a party to this Agreement, and it is intended to seek indemnification against another party or parties (the "Indemnifying Party") under the provisions of this
Article 13 in connection with the matter involved in such claim, the party intending to seek such indemnification (the "Indemnified Party") shall promptly (but in no event later than ten (10) days prior to the time at which an answer or other responsive pleading or notice with respect to the claim is required) notify the Indemnifying Party of such claim. The Indemnifying Party shall have the right at its election to take over the defense or settlement of such claim by giving prompt notice to the Indemnified Party that it will do so, such election to be made and notice given in any event at least 24 hours prior to the time at which an answer or other responsive pleading or notice with respect thereto is required. If the Indemnifying Party makes such election, it may conduct the defense of such claim through counsel of its choosing (subject to the Indemnified Party's approval, not to be unreasonably withheld), will be responsible for the expenses of such defense, and shall be bound by the results of its defense or settlement of the claim to the extent it produces damage or loss to the Indemnified Party. The Indemnifying Party shall not settle such claims without prior notice to and consultation with the Indemnified Party, and no such settlement involving any injunction or material and adverse effect on the Indemnified Party may be agreed to without its consent. So long as the Indemnifying Party is diligently contesting any such claim in good faith, the Indemnified Party shall not pay or settle any such claim. If the Indemnifying Party does not make such election, or having made such election does not proceed diligently to defend such claim prior to the time at which an answer or other responsive pleading or notice with respect thereto is required, or does not continue diligently to contest such claim, then the Indemnified Party may take over defense and proceed to handle such claim in its exclusive discretion, and the Indemnifying Party shall be bound by any defense or settlement that the Indemnified Party may make in good faith with respect to such claim. The parties agree to cooperate in defending such third party claims, and the defending party shall have access to records, information and personnel in control of the other part which are pertinent to the defense thereof.

13.8     Limitation of Remedies.

13.8.1 Except as provided in Paragraph 13.8.2 of this Section 13.8, no party to this Agreement shall be liable to any other party or parties or have any remedies against any other party or parties under this Agreement other than as provided in this Article 13. The parties understand that this requires that all disputed claims shall be submitted to arbitration in accordance with Section 13.5, "Arbitration."

13.8.2 Notwithstanding the provisions of Paragraph 13.8.1 of this Section 13.8, the Purchaser shall, in addition to rights to indemnification provided in this
Article 13, be entitled to such equitable remedies for any breach of Article 7 of this Agreement as are available under applicable law. Such remedies shall not be subject to arbitration, except that if the Purchaser elects to submit any dispute over a claim for equitable relief to arbitration in accordance with Arizona law such dispute shall be submitted for and decided by arbitration. In such event, arbitrators shall be chosen in the manner set forth in Section 13.5, "Arbitration."

ARTICLE 14.

                     Post-Closing Covenants by the Purchaser

         With respect to its post-Closing operation of the Company, the Purchaser covenants to and agrees with the Selling Shareholders as follows:

14.1 Election of Directors of the Purchaser. The Purchaser shall use its best efforts to cause the directors of the Purchaser to nominate and vote for the election of Mahmaud S. Aziz, Jianfang Jin, Yunhua Jin, Zahir Papat and Manjit Mundie as directors of the Purchaser and not to vote for the removal of, and to vote for the reappointment through the 2002 Fiscal Year of such individuals as directors.
14.2 Election of Directors of the Company. The Purchaser shall use its best efforts to cause the directors of the Company to nominate and vote for the election of Mahmaud S. Aziz, Jianfang Jin, Yunhua Jin, Zahi Papat and Manjit Mundie, subject to the approval of the Board of Directors of the Purchaser, as directors of the Company and not to vote for the removal of, and to vote for the reappointment through the 2002 Fiscal Year of such individuals as directors.

14.3 Fringe Benefits. The Purchaser shall provide to the employees of the Company such medical and life insurance and other benefits as the Purchaser provides to its executive officers and the employees shall be eligible to share on such basis as other executive officers of the Purchaser, in any additional bonuses, options, restricted stock award programs or employee stock ownership plans which the Purchaser has established for its executive officers, subject to the determination of the Board of Directors of the Purchaser.

14.4 Issuance of Purchaser Shares. The Purchaser shall promptly issue any additional Purchaser Shares to the Selling Shareholders or shareholders of the Purchaser after the Closing Date in accordance with Section 2.2, "Total Consideration."

ARTICLE 15.

                                  Miscellaneous

15.1     Access and Information.

15.1.1 The Company and the Purchaser shall provide to each other and their respective counsel, accountants and other representatives reasonable access upon reasonable notice during normal business hours during the period between the date hereof and the Closing Date, to all of the properties, books, records, contracts and commitments of each other, and shall furnish, or, authorize their respective counsel and accountants to furnish, to the Purchaser or the Company, as the case may be, and their respective representatives all such information as the parties may reasonably request of each other. The Purchaser hereby has the permission of the Company to contact and carry on discussions with the customers, prospective customers, suppliers, employees and all persons and entities under contract with the Company upon reasonable notice. Both the Purchaser and the Company and Selling Shareholders will cooperate with all reasonable requests by the other party for information and shall use their best efforts to secure the cooperation of third parties who may be reasonably requested to furnish such information to each other.

15.1.2 The Purchaser and the Company and the Selling Shareholders shall keep all Confidential Information derived from the other party relating to their respective businesses confidential pending the Closing of the transaction contemplated by this Agreement. The Purchaser and Selling Shareholders shall, and the Purchaser and Selling Shareholders shall cause their respective officers, directors, agents and representatives to, keep all Confidential Information derived from the other party relating to the business of the Purchaser and the Company confidential pending the Closing.

15.1.3 If this Agreement should be terminated pursuant to Article 12, the Purchaser and the Selling Shareholders shall return all such Confidential Information which they have received and agree not to disclose or use such information in any manner, except to the extent required to so disclose the same by law and except for information already publicly available.

15.2     Expenses.

15.2.1 The Purchaser shall be solely responsible for paying its own expenses and costs incident to the preparation of this Agreement and to the consummation of the transactions contemplated by this Agreement, and shall have no obligation for paying such expenses or costs of the other parties.

15.2.2 The Company shall be solely responsible for paying its own expenses and costs, and those of the Selling Shareholders, incident to the preparation of this Agreement and to the consummation of the transactions contemplated by this Agreement. The Selling Shareholders shall have no obligation to reimburse the expenses or costs of the Purchaser.

15.2.3 Notwithstanding any of the other provisions hereof, in the event of arbitration and/or litigation with respect to the interpretation or enforcement of this Agreement or any provisions hereof, the prevailing party in any such matter shall be entitled to recover from the other party his or its reasonable costs and expense, including reasonable attorneys' fees, incurred in such arbitration and/or litigation. For purposes of this Paragraph 15.2.3, a party shall be deemed to be the prevailing party only if such party (A)(i) receives an award or judgment in such arbitration and/or litigation for 50% or more of the disputed amount involved in such matter, or (ii) is ordered to pay the other party less than 50% of the disputed amount involved in such matter or (B)(i) succeeds in having imposed a material equitable remedy on the other party (such as an injunction or order compelling specific performance), or (ii) succeeds in defeating the other party's request for such an equitable remedy.

15.3 Assignment. The rights and obligations of any party under this Agreement may not be assigned or transferred without the prior written consent of the Purchaser or the Selling Shareholders, as the case may be. Any assignment in violation of this paragraph shall be void.

15.4 Construction. This Agreement shall be construed and enforced in accordance with the laws of the State of Arizona.

15.5 Captions. Captions and headings used herein are for convenience only and shall not be used in construing or interpreting this Agreement.

15.6 Gender and Number. Whenever the context of this Agreement so requires, the masculine gender includes the feminine or neuter, the neuter includes the masculine or feminine, and the singular number includes the plural.

15.7 Severability. Each provision hereof is severable from this Agreement, and if one or more provisions hereof are declared invalid, the remaining provisions shall nevertheless remain in full force and effect. If Section 7.1, "Resale of Purchaser Shares," is declared excessively broad, as to time, area or otherwise, it shall be construed as limited to the broadest time, area or other scope permitted by applicable law.

15.8 No Third-Party Beneficiaries. Each of the provisions of this Agreement is for the sole and exclusive benefit of the parties thereto, respectively, as their interests appear, and shall not be deemed for the benefit of any other person.

15.9 Amendment. This Agreement may be amended only by the mutual written agreement of the Purchaser, the Selling Shareholders and the Company. Any such written amendment executed as set forth in the preceding sentence shall be binding upon all parties hereto. The failure of any party to enforce at any time any of the provisions of this Agreement shall in no way be deemed a waiver of any such provision, nor in any way affect the validity of this Agreement or any part thereof.

15.10 Successors and Assigns. Subject to Section 15.3, "Assignment," this Agreement shall be binding upon and inure to the benefit of the successors and assigns and heirs of the parties hereto.

15.11 Counterparts. This Agreement may be executed in two or more counterparts, and by the different parties hereto on separate counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

15.12 Entire Agreement. This Agreement and its Schedules constitute the entire contract among the parties hereto with respect to the subject matter thereof, superseding all prior communications and discussions, and no party hereto shall be bound by any communication on the subject matter hereof unless such is in writing signed by any necessary party thereto and bears a date subsequent to the date hereof. The exhibits and schedules shall be construed with and deemed as an integral part of this Agreement to the same extent as if the same had been set forth verbatim herein. Information set forth in any exhibit, schedule or provision of this Agreement shall be deemed to be set forth in every other exhibit, schedule or provision of this Agreement and therefore shall be deemed to be disclosed for all purposes of this Agreement.

15.13 Public Announcements. No party shall issue any press release or public announcement in connection with this Agreement or the transactions contemplated hereby without prior notice to and written consent of the other party.

15.14 Further Assurances. Each of the parties hereto shall use commercially practicable efforts to fulfill all of the conditions set forth in this Agreement over which it has control or influence (including obtaining any consents necessary for the performance of such party's obligations hereunder) and to consummate the transactions contemplated hereby, and shall execute and deliver such further instruments and provide such documents as are necessary to effect this Agreement.

15.15 Notices. All notices or other communications required or permitted hereunder shall be in writing and shall be validly given if delivered personally, or if delivered by courier, or if delivered by telex or telecopier with receipt confirmed, or if sent by certified or registered air mail return receipt requested, addressed, if to the Purchaser to:

                                    Unimann, Inc.
                                    11601 East Lusitano Place
                                    Tucson, Arizona 85748

or to such other person or at such other place as the Purchaser shall furnish to the Selling Shareholders in writing; if to the Selling Shareholders or the Company to them at:

                                    Sino Pharmaceuticals, Inc.
                                    Unit 152 - 11782 River Road
                                    Richmond, British Columbia
                                    V6X127, Canada

or to such other person or at such other place as the Selling Shareholders shall furnish the Purchaser in writing. Notice given by telex shall be deemed delivered when received as evidenced by their answer back. Notice given by telecopier shall be deemed delivered when receipt thereof is confirmed by subsequent telephone call. Notice given by certified or registered air mail as set out above shall be deemed delivered at the earlier of (i) actual receipt as evidenced by the return receipts, or (ii) five (5) business days after the date the same is postmarked (if postmarked in the United States and addressed to a recipient in the United States) or seven (7) business days after the date the same is postmarked (if postmarked outside the United States or addressed to a recipient outside the United States).

         IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the day and year first above written.

                                                     SELLING SHAREHOLDERS:



                                                     /s/ Mahmoud S. Aziz

                                                     MAHMOUD S. AZIZ



                                                     /s/ Jianfang Jin

                                                     JIANFANG JIN



                                                     /s/ Zahir Popat

                                                     ZAHIR POPAT




                                                     /s/Manjit Mundie

                                                     MANJIT MUNDIE



                                                     /s/ Shabnam Aziz

                                                     SHABNAM AZIZ



                                                     /s/ Ruth Jean Janay

                                                     RUTH JEAN JANAY


                                    COMPANY:

                          SINO PHARMACEUTICALS, INC., a Nevada corporation



                          By
                            ---------------------------------------------------
                            Mahmoud S. Aziz
                            Its President


                          PURCHASER:

                          UNIMANN INC., a Wyoming corporation



                          By
                            ---------------------------------------------------
                            Daniel L. Hodges
                            Its President

                                   EXHIBIT "A"


                              SELLING SHAREHOLDERS


Mahmoud S. Aziz

Jianfang Jin

Zahir Popat

Manjit Mundie

Ruth Jean Janay

                                  SCHEDULE 2.1

Name of Shareholder              Company Shares                 Purchaser Shares
-------------------              --------------                 ----------------
Mahmoud S. Aziz                     623,639                         6,080,480

Jianfang Jin                        153,565                         1,497,260

Zahir Popat                          61,539                           600,005

Manjit Mundie                        10,257                           100,005

Shabnam Aziz                        100,000                           975,000

Ruth Jean Janay                      51,000                           497,250

                                   APPENDIX B

                                  **PROPOSED**
                 AMENDED AND RESTATED ARTICLES OF INCORPORATION
                                       OF
                                  UNIMANN, INC.

         Pursuant to the provisions of ss. 17-16-1006 and ss. 17-16-1007 of the Wyoming Business Corporation Act, the undersigned corporation adopts the following Amended and Restated Articles of Incorporation as of this date:

         FIRST:   The name of the corporation is Unimann, Inc.

         SECOND: The corporation was originally incorporated under the name of Unimann, Inc. and the original Articles of Incorporation of the corporation were filed with the Secretary of State on September 12, 1997.

         I, the undersigned Daniel L. Hodges, Inc., do hereby certify that the Board of Directors of said corporation at a meeting duly convened, held on the ___ day of __________, 2001, adopted a resolution to amend and restate the original articles in their entirety as follows:

1. Name. The name of the Corporation is:

                        SINO PHARMACEUTICALS CORPORATION

2. Registered Office. The street address of the Corporation's initial registered office is 1704 Westland Road, Cheyenne, Wyoming 82001.

3. Registered Agent. The name and address of the Corporation's initial registered agent is Laughlin, Wyoming, Inc., 1704 Westland Road, Cheyenne, Wyoming 82001.

4. Purpose. The purpose for which the Corporation is organized is the transaction of any and all lawful activities for which corporations may be incorporated under the laws of the State of Wyoming, as the same may be amended from time to time.

5.  Capital  Stock.  The  aggregate  number of shares of capital  stock that the
Corporation   shall  be   authorized   to  issue  is  One  Hundred  Ten  Million
(110,000,000) shares which shall consist of the following:

(a) Common Stock. The authorized common stock of the Corporation shall be One Hundred Million (100,000,000) shares of Common Stock with a par value of $.001 per share. The holders of the Common Stock shall be entitled to one vote for each share held by them of record on the books of the Corporation. Such shares of Common Stock may be issued by the corporation from time to time for such consideration greater than or equal to par value as may be fixed from time to time by the Board of Directors. The designations and preferences of the Common Stock are as follows:

(1) Dividends; Distributions. Each share of Common Stock shall be entitled to receive dividends and other distribution paid in cash, securities, property or otherwise, when and if declared by the Board of the Corporation.

(2) Liquidation. In the event of any liquidation, dissolution, or winding up of the affairs of the Corporation, voluntarily or involuntarily, the holders of shares of Common Stock shall be entitled to receive out of any remaining assets of the corporation legally available for distribution which shall be distributed pro rata among the holders of Common Stock in proportion to the number of shares of Common Stock held by such holders.

(b) Preferred Stock. The authorized preferred stock of the Corporation shall be Ten Million (10,000,000) shares of preferred stock with a par value of $.001 per share. Subject to the terms and provisions of this Article 5, the Board of Directors of the Corporation is authorized to provide, from time to time, for the issuance of shares of preferred stock in series and to fix from time to time before issuance the designation, preferences, privileges and voting powers of the shares of each series of preferred stock and the restrictions or qualifications thereof, including, without limiting the generality of the foregoing, the following:

(1) The serial designation and authorized number of shares;

(2) The dividend rate, the date or dates on which such dividends will be payable and the extent to which such dividends may be cumulative;

(3) The amount or amounts to be received by the holders in the event of voluntary or involuntary dissolution or liquidation of the Corporation;

(4) The voting rights, if any, of the holders;

(5) The price or prices at which shares may be redeemed and any terms, conditions and limitations upon such redemption;

(6) Any sinking fund provisions for redemption or purchase of shares of such series; and

(7) The terms and conditions, if any, on which shares may be converted at the election of holders thereof into shares or other capital stock, or of other series of serial preferred stock of the Corporation.

         Each series of preferred stock, in preference to the Common Stock, will be entitled to dividends from funds or other assets legally available therefor, at such rates, payable at such times and cumulative to the extent as may be fixed by the Board of Directors of the Corporation pursuant to the authority herein conferred upon it. In the event of dissolution or liquidation of the Corporation, voluntary or involuntary, the holders of preferred stock, in preference to the Common Stock, will be entitled to receive such amount or amounts as may be fixed by the Board of Directors of the Corporation pursuant to the authority herein conferred upon it. Preference stock of any series redeemed, converted, exchanged, purchased or otherwise acquired by the Corporation shall be canceled by the Corporation and returned to the status of authorized but unissued preference stock. All shares of any series of serial preferred stock, as between themselves, shall rank equally and be identical; and all series of serial preferred stock, as between themselves, shall rank equally and be identical except as set forth in resolutions of the Board of Directors authorizing the issuance of the series.

6. Governing Board. The governing board of the Corporation shall be known as directors, and the number of directors may from time to time be increased or decreased in such manner as shall be provided by the Bylaws of this corporation, providing that the number of directors shall not be reduced to fewer than one
(1). The names and addresses of the Board of Directors are as follows:

         NAME                                        POST OFFICE ADDRESS

         Michael P. Martin                           1704 Westland Road
                                                     Cheyenne, Wyoming 82001

7. Payment for Stock. The capital stock, after the amount of the subscription price or par value has been paid in, shall not be subject to assessment to pay the debts of the corporation.

8. Incorporator. The name and post office address of the incorporator signing the Articles of Incorporation is as follows:

         NAME                                        POST OFFICE ADDRESS

         Michael P. Martin                           1704 Westland Road
                                                     Cheyenne, Wyoming 82001

9. Perpetual Existence. The Corporation is to have perpetual existence.

10. Amendment, Alteration or Change of these Articles of Incorporation. The Corporation reserves the right to amend, alter, change or repeal any provision contained in the Articles of Incorporation, in the manner now or hereafter prescribed by statute, or by Articles of Incorporation, and all rights conferred upon shareholders herein are granted subject to this reservation.

11. Meetings of Shareholders. Meetings of shareholders may be held within or without the State of Wyoming, as the Bylaws may provide. The books of the corporation may be kept (subject to any provision contained in the statutes) outside the State of Wyoming at such place or places as may be designated from time to time by the Board of Directors or in the Bylaws of the corporation.

12. Elimination of Director Liability. No director or officer of the corporation shall be personally liable to the corporation or its shareholders for monetary damages for breach of fiduciary duty as a director or officer; provided, however, that nothing contained herein shall eliminate or limit the liability of a director or officer of the corporation to the fullest extent provided by applicable laws (i) for acts or omissions which involve intentional misconduct, fraud or knowing violation of law or (ii) for authorizing the payment of dividends in violation of Wyoming law, or any successor to such section. The limitation of liability provided herein shall continue after a director or officer has ceased to occupy such position as to acts or omissions occurring during such director's or officer's term or terms of office.

13. Indemnification. To the fullest extent permitted by Wyoming law, the Corporation shall indemnify and pay the expenses of any person who is or was made, or threatened to be made, a party to an action or proceeding (whether civil, criminal, administrative or investigative) by reason of the fact that such person is or was a director, officer, employee, trustee or agent of or for the Corporation or is or was serving at the request or with the prior approval of the Corporation as a director, officer, employee, trustee or agent of another corporation, trust or enterprise, against any liability asserted against such person and incurred by such person in any capacity arising out of that persons status as such, whether or not the Corporation would have the power to indemnify that person against such liability under the provisions of the Bylaws of the Corporation. Further, the Corporation will pay the expenses of such persons as they are incurred in advance of the final disposition of the action or proceeding, upon the receipt of an undertaking by or on behalf of such person to repay the amount if it is ultimately determined by a court of competent jurisdiction that such person is not entitled to be indemnified by the Corporation.

         _____________  is the  ___________ of UNIMANN,  INC.; that ________ has been authorized to execute the foregoing certificate by resolution of the Board of Directors, adopted at a meeting of the Directors duly called and that such meeting was held on the ____ day of _________, 2001 and that the foregoing certificate sets forth the text of the Articles of Incorporation as amended and restated to the date of the certificate.

         Dated:  ________________, 2001.

                                           UNIMANN, INC., a Wyoming corporation




                                        By:
                                           ------------------------------------
                                        Name:
                                           ------------------------------------
                                        Title:
                                           ------------------------------------

                                   APPENDIX C

                        SINO PHARMACEUTICALS CORPORATION
                             2001 STOCK OPTION PLAN



         The following definitions shall be applicable throughout the Plan:

(a) "Board" means the Board of Directors of the Company.

(b) "Articles of Incorporation" means the Company's Articles of Incorporation, as amended or restated from time to time.

(c) "Code" means the Internal Revenue Code of 1986, as amended from time to time. Reference in the Plan to any Section of the Code shall be deemed to include any amendments or successor provisions to such Section and any rules or regulations under such Section.

(d) "Committee" means the committee appointed by the Board to administer the Plan as referred to in Article V.

(e) "Commission" means the Securities and Exchange Commission or any successor agency.

(f) "Company" means Sino Pharmaceuticals Corporation, a Wyoming corporation.

(g) "Date of Grant" means the date on which the granting of an Option is authorized by the Board or such later date as may be specified by the Board in such authorization as referred to in Article V.

(h) "Eligible Employee" means any person regularly employed by the Company or a Subsidiary on a full-time salaried basis who satisfies all of the requirements of Article IX.

(i) "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, and the rules and regulations promulgated thereunder.

(j) "Fair Market Value" is defined in Article IV.

(k) "Holder" means an employee of the Company or a Subsidiary who has been granted an Option.

(l) "Incentive Stock Option" means any Option intended to be and designated as an "incentive stock option" within the meaning of ss.422 of the Code.

(m) "Non-Employee Director" means a member of the Board who qualifies as a "Non-Employee Director" as defined in Rule 16b-3, as promulgated by the Commission under the Exchange Act or any successor definition adopted by the Commission.

(n)  "Non-Incentive  Options"  means an Option which is not an  Incentive  Stock
Option

(o) "Normal Termination" means termination at retirement pursuant to the Company or Subsidiary retirement plan then in effect.

(p) "Option" means an award granted under Article IX of the Plan and includes both Non-Incentive Options and Incentive Stock Options.

(q) "Plan" means this 2001 Stock Option Plan.

(r) "Securities Act" means the Securities Act of 1933, as amended from time to time, and the rules and regulations promulgated thereunder.

(s) "Share" means a share of Stock.

(t) "Stock" means common stock of the Company as described in the Articles of Incorporation.

(u) "Subsidiary" means "subsidiary corporation" as defined inss.424(f) of the Code.

(v) "Termination" means separation from employment with the Company or any of its Subsidiaries for any reason except due to death.

(w) "Treasury" means the Department of the Treasury of the United States of America.

ARTICLE I.


                       Designation and Purpose of the Plan

         The Plan shall be known as the "2001 Stock Option Plan." The purpose of the Plan is to provide additional incentives to Employees and Non-Employee Directors of the Company to achieve financial results aimed at increasing shareholder value and to attract and retain the best available personnel for positions of responsibility within the Company through the grant of options to purchase shares of the Company's Common Stock. The Plan was approved by the Board, subject to the approval by the shareholders of the Company, on October 31, 2001. Subject to the determination of the Board or a Committee appointed by the Board, Options granted under this Plan may be Incentive Stock Options or Non-Incentive Options.

ARTICLE II.


                          Shares Available for Purchase

         A maximum of 1,000,000 authorized but unissued shares of the Company's common stock may be issued upon the exercise of Options granted pursuant to the Plan. Shares reserved for issuance shall be deemed to have been used in the exercise of Options whether actually delivered or whether the Fair Market Value equivalent of such Shares is paid in cash. If an Eligible Employee pays the exercise price of any given Option by having shares withheld which, upon exercise, would have a Fair Market Value at the time the Option is exercised equal to the Option price, then the withheld shares will not be deducted from those shares reserved for issuance under the Plan. Also, if the Company, at any time during the effective period of this plan, repurchases Shares on the open market, then the Board may, but is not required to, add such Shares to the pool of Shares reserved for issuance under this Plan. However, the number of shares authorized for issuance under the Plan may never exceed 1,000,000 at any given time.

         In the event that any Option granted under the Plan expires or terminates for any reason whatsoever without having been exercised in full, the Shares subject to, but not delivered under such Option shall become available for other Options which may be granted under the Plan; or shall be available for any other lawful corporate purpose.

ARTICLE III.


                         Limit on Value of Option Shares

         In the case of an Incentive Stock Option, the aggregate Fair Market Value (determined as of the time such Option is granted) of the Shares with respect to which the Incentive Stock Option is exercisable for the first time by an individual during any calendar year (under all plans of the Company) shall not exceed $100,000.

ARTICLE IV.


                       Determination of Fair Market Value

         As used herein the term "Fair Market Value" shall mean, with respect to the date a given Option is granted or exercised, the value determined by the Board or any Committee appointed in accordance with Article VI hereof in good faith using a generally accepted valuation method and, in the case of an incentive stock option, determined in accordance with applicable Treasury regulations; provided, however, that where there is a public market for the common stock of the Company, the Fair Market Value per share shall be the mean of the final bid and asked prices of the Stock on the date of grant, as reported in The Wall Street Journal (or, if not so reported, as otherwise reported by the National Association of Securities Dealers Automated Quotation System) or, in the event the stock is listed on a stock exchange, the fair market value per share shall be the closing price on such exchange on the date of grant of the option, as reported in The Wall Street Journal.

ARTICLE V.


                       Stock Options and Option Agreements

5.1 Stock Options under the Plan may be of two types: Incentive Stock Options and Non-Incentive Options. Any Stock Option granted under the Plan will be in such form as the Board may from time to time approve. The Board will have the authority to grant any optionee Incentive Stock Options, Non-Incentive Options or both types of Options. The Date of Grant of an Option will be the date the Board by resolution selects an individual to be a participant in any grant of an Option, determines the number of Shares to be subject to such Option to be granted to such individual and specifies the terms and provisions of the Option. Incentive Stock Options may only be granted to Eligible Employees. To the extent that any Option is not designated as an Incentive Stock Option or even if so designated does not qualify as an Incentive Stock Option, it will be deemed to be a Non-Incentive Option. The Board may grant Non-Incentive Options to Non-Employee Directors under the Plan. Anything in the Plan to the contrary notwithstanding, no term of the Plan relating to Incentive Stock Options will be interpreted, amended or altered nor shall any discretion or authority granted under the Plan be exercised so as to disqualify the Plan under ss.422 of the Code or, without the consent of the optionee, to disqualify any Incentive Stock Option under such ss.422.

5.2 Each Option granted under the Plan shall be evidenced by an option agreement ("Option Agreement"), which shall indicate on its face whether it is an agreement for an Incentive Stock Option or a Non-Incentive Option, or both and shall be signed by an officer of the Company on behalf of the Company and by the employee who was granted the Option and which shall contain such provisions as may be approved by the Board or any Committee appointed by the Board according to Article VI. The provisions shall be subject to the following terms and conditions:

5.2.1 Any Option or portion thereof that is exercisable shall be exercisable as to such number of Shares and at such times as set forth in the Stock Option Agreement, except as limited by the terms of the Plan heretofore;

5.2.2 Every Share purchased through the exercise of an Option shall be paid for in full at the time of the exercise. Each Option shall cease to be exercisable, as to any Share, when the Holder purchases the Share, or when the Option lapses;

5.2.3 Options shall not be transferable by the Holder except by will, the laws of descent and distribution or pursuant to a qualified domestic relations order and shall be exercisable during the Holder's lifetime only by the Holder; and

5.2.4 An unexpired Option shall become immediately exercisable (1) automatically on the Holder's Normal Termination, (2) at the discretion of the Board, in whole or in part, on the date the Holder becomes eligible to receive early retirement benefits, as defined under the retirement plan of the Company then in effect,
(3) upon any change in control of the Company, and (4) under such other circumstances as the Board may direct.

5.3 The Option Agreements shall constitute binding contracts between the Company and the employee. Every employee, upon acceptance and execution of such option agreement, shall be bound by the terms and conditions of this Plan and of the Option Agreement.

5.4 The terms and conditions of the Option Agreement shall be in accordance with this Plan, but may include additional provisions and restrictions, provided that the same are not inconsistent with the Plan.

ARTICLE VI.


                     Compensation and Stock Option Committee

         The Plan shall be administered by the Board or a Committee appointed by the Board in accordance with Rule 16b-3 of the Exchange Act ("Rule 16b-3"). Any Committee which has been delegated the duty of administering the Plan by the Board shall be composed of two or more persons each of whom (i) is a Non-Employee Director and (ii) is an "outside director" as defined in ss.162(m)(4) of the Code. To the extent reasonable and practicable, the Plan shall be consistent with the provisions of Rule 16b-3 to the degree necessary to ensure that transactions authorized pursuant to the Plan are exempt from the operation of Section 16(b) of the Exchange Act. If such a Committee is appointed, the Committee shall have the same power and authority to construe, interpret and administer the Plan and from time to time adopt such rules and regulations for carrying out this Plan as it may deem proper and in the best interests of the Company as does the Board. Any reference herein to the Board shall, where appropriate, encompass a Committee appointed to administer the Plan in accordance with this Article VI.

         The Board shall, from time to time, in its discretion, determine which of the Eligible Employees are to be granted Options and the form, amount and timing of such Options and, unless otherwise provided herein, the terms and provisions thereof and the form of payment of an Option, if applicable, and such other matters specifically delegated to It under this Plan. Subject to the express provisions of the Plan, the Board shall have authority to interpret the Plan and Options granted hereunder, to prescribe, amend and rescind rules and regulations relating to the Plan, and to make all other determinations necessary or advisable in administering the Plan, all of which determinations shall be final and binding upon all persons. A quorum of the Board shall consist of a majority of its members and the Board may act by vote of a majority of its members at a meeting at which a quorum is present, or without a meeting by a written consent to the action taken signed by all members of the Board. No member of the Board shall be liable for any action, interpretation or construction made in good faith with respect to the Plan or any Option granted hereunder.

ARTICLE VII.


                                  Option Price

         The Option price at which Shares may be purchased under an Option granted pursuant to this Plan shall be set by the Board, but shall in no instance be less than the Fair Market Value of such Shares on the Date of Grant in the case of Incentive Stock Options. Such Fair Market Value shall be determined by the criteria set forth in Article IV hereof. The Option price will be subject to adjustments in accordance with provisions of Article X herein.

         In the event that an employee granted an Incentive Stock Option hereunder owns, directly or indirectly, immediately after such grant, more than 10% of the total combined voting power of all classes of the issued and outstanding stock of the company, the option price shall be at least 110% of the Fair Market Value of the stock subject to the Option and such Option by its terms shall not be exercisable after the expiration of five (5) years from the date such Option is granted.

ARTICLE VIII.


                               Exercise of Option

8.1 Subject to the provisions of Articles VII and IX the period during which each Option may be exercised shall be fixed by the Board at the time such Option is granted, subject to the following rules:

8.1.1 such Option is granted within ten (10) years from the date the Plan is adopted, or the date such Plan is approved by the stockholders, whichever is earlier;

8.1.2 such Option by its terms is not  exercisable  after the  expiration of ten
(10) years (in the case if Incentive Stock Options, not to exceed five years for Eligible Employees owning 10% or more of the combined voting power of all classes of stock of the Company) from the Date of Grant as shall be set forth in the Stock Option Agreement relating to such grant; and,

8.1.3 such Option by its terms states that a person's rights and interests under the Plan, including amounts payable, may not be assigned, pledged, or transferred except, in the event of an employee's death, to a designated beneficiary as provided in the Plan, or in the absence of such designation, by will or the laws of descent and distribution and pursuant to a qualified domestic relations order.

8.2      An Option shall lapse under the following circumstances:

8.2.1 Ten (10) years after it is granted, three months after Normal Termination, twelve months after the date of Termination if due to permanent disability, three months after any other Termination or any earlier time set by the grant.

8.2.2 If the Holder dies within the Option period, the Option shall lapse unless it is exercised within the Option period and in no event later than twelve months after the date of his death by the Holder's legal representative or representatives or by the person or persons entitled to do so under the Holder's last will and testament or, if the Holder shall fail to make testamentary disposition of such Option or shall die intestate, by the person or persons entitled to receive said Option under the applicable laws of descent and distribution.

8.2.3 Notwithstanding the foregoing, in no event shall the period of exercise be less than thirty days after Normal Termination or the death of the Holder; provided, however, that in no event shall an Incentive Stock Option be exercised more than ten years after the Date of Grant.

8.3 No Shares shall be delivered pursuant to any exercise of an Option until the requirements of such laws and regulations, as may be deemed by the Board to be applicable, are satisfied and until payment in full of the option price specified in the applicable Stock Option Agreement is received by the Company. No employee shall be deemed to be an owner of any Shares subject to any Option unless and until the certificate or certificates for them have been issued, as reflected on the stock record and transfer books of the Company.

ARTICLE IX.


                                   Eligibility

         All employees of the Company, including officers and directors who are salaried employees, shall be Eligible Employees eligible to participate under this Plan. The fact that an employee has been granted an Option under this Plan shall not in any way affect or qualify the right of the employee to terminate his employment at any time. Nothing contained in this Plan shall be construed to limit the right of the Company to grant Options otherwise than under the Plan for any proper and lawful corporate purpose, including but not limited to Options granted to employees. Employees to whom Options may be granted under the Plan will be those selected by the Committee from time to time who, in the sole discretion of the Committee, have contributed in the past or who may be expected to contribute materially in the future to the successful performance of the Company.

ARTICLE X.


                       Capital Adjustments Affecting Stock

10.1 If the outstanding Stock of the Company shall at any time be changed or exchanged by declaration of a stock dividend, split-up, combination of Shares, recapitalization, merger, consolidation, or other corporate reorganization in which the Company is the surviving corporation, the number and kind of Shares subject to the Plan or subject to any Options theretofore granted, and the Option prices, shall be appropriately and equitably adjusted so as to maintain the proportionate number of Shares without changing the aggregate Option price and the Board may make any other adjustments as the Board deems appropriate for purposes of the Plan. The determination of the Board as to the terms of any adjustment shall be conclusive except to the extent governed by Treasury regulations applicable to Incentive Stock Options.

10.2 In the event of a liquidation or dissolution of the Company, sale of all or substantially all of its assets, or a merger, consolidation or other corporate reorganization in which the Company is not the surviving corporation, or any merger or other reorganization in which the Company is the surviving corporation but the holders of its Stock receive securities of another corporation, or in the event a person makes a tender offer to the stockholders of the Company, the Board may, but need not, accelerate the time at which unexercised Options may be exercised. Nothing herein contained shall prevent the substitution of a new Option by the surviving or acquiring corporation.

ARTICLE XI.


                      Amendments, Suspension or Termination

11.1 The Board shall have the right, at any time, to amend, suspend or terminate the Plan, and if suspended, reinstate the Plan in whole or in part in any respect which it may deem to be in the best interests of the Company, provided, however, no amendments shall be made in the Plan which:

11.1.1 Increase the total number of Shares for which Options may be granted under this Plan for all employees or for any one of them except as provided in
Article X;

11.1.2 Change the minimum purchase price for the optioned Shares, except as provided in Article X;

11.1.3 Affect outstanding Options or any unexercised rights thereunder, except as provided in Article VIII;

11.1.4 Extend the option period provided in Article VIII or make an Option exercisable earlier than as specified in Article VIII; or

11.1.5   Extend the termination date of the Plan.

11.2 The Board shall also have the right, with the express written consent of an individual participant, to cancel, reduce or otherwise alter such participant's outstanding Options under the Plan.

11.3 Any such amendment, termination, suspension, cancellation, reduction or alteration shall be further approved by the shareholders of the Company if such approval is required to preserve or comply with any exemption, whether under Rule 16b-3 or otherwise, from Section 16(b) of the Exchange Act or to preserve the status of Incentive Stock Options within the meaning of ss.422 of the Code.

ARTICLE XII.


                        Effective Date, Term and Approval

         The effective date for this Amended Plan shall be upon approval by the stockholders. Options may be granted as provided herein for a period of ten years after such date unless an earlier termination date after which no Options may be granted under the Plan is fixed by action of the Board, but any Option granted prior thereto may be exercised in accordance with its terms. The grant of any Options under the Plan is effective only upon approval of the Plan by the stockholders. The Plan and all Options granted pursuant to it are subject to all laws, approvals, requirements, and regulations of any governmental authority or securities exchange which may be applicable thereto and, notwithstanding any provisions of the Plan or option agreement, the Holder of an Option shall not be entitled to exercise his Option nor shall the Company be obligated to issue any Shares to the Holder if such exercise or issuance shall constitute a violation by the Holder or the Company of any provisions of any such laws, approvals, requirements, or regulations. The Plan shall continue in effect until all matters relating to the payment of Options granted under the Plan and administration of the Plan have been settled.

ARTICLE XIII.


                                     General

13.1 Government and Other Regulations. Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act, the Exchange Act, and the requirements of any stock exchange upon which the Shares may then be listed and shall be further subject to the approval of counsel for the Company with respect to such compliance. Inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

13.2 Reservation of Shares. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

13.3 Tax Withholding. The employee or other person receiving Stock upon exercise of an Option may be required to pay to the Company or to a Subsidiary, as appropriate, the amount of any such taxes which the Company or Subsidiary is required to withhold with respect to such Stock. In connection with such obligation to withhold tax, the Company may defer making delivery of such Stock unless and until indemnified on such withholding liability to its satisfaction.

13.4 Claim to Options and Employment Rights. No employee or other person shall have any claim or right to be granted an Option under the Plan. Neither this Plan nor any action taken hereunder shall be construed as giving any employee any right to be retained in the employ of the Company or a Subsidiary.

13.5 Beneficiaries. Any issuance of shares upon exercise of Options issued under this Plan to be made to a deceased participant shall be paid to the beneficiary designated by the participant and filed with the Board. If no such beneficiary has been designated or survives the participant, issuance shall be made to the participant's legal representative. A beneficiary designation may be aged or revoked by a participant at any time provided the change or revocation is filed with the Board. The designation by a married participant of one or more persons other than the participant's spouse must be consented to by the spouse.

13.6 Indemnification. Each person who is or shall have been a member of the Board shall be indemnified and held harmless by the Company against and from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him in connection with or resulting from any claim, action, suit, or proceeding to which he may be a party or in which he may be involved by reason of any action or failure to act under the Plan and against and from any and all amounts paid by him in satisfaction of judgment in such action, suit, or proceeding against him. He shall give the Company an opportunity, at its own expense, to handle and defend the same before he undertakes to handle and defend it on his own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company's Bylaws or Articles of Incorporation, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

13.7 Reliance on Reports. Each member of the Board shall be fully justified in relying or acting in good faith upon any report made by the independent public accountants of the Company and its Subsidiaries and upon any other information furnished in connection with the Plan by any person or persons other than himself. In no event shall any person who is or shall have been a member of the Board be liable for any determination made or other action taken, including the furnishing of information, or failure to act, if in good faith.

13.8 Relationship to Other Benefits. No grant of any Options under the Plan shall be taken into account in determining any benefits under any pension, retirement, savings, profit sharing, group insurance, welfare or other benefit plan of the Company or any Subsidiary.

13.8.1 Expenses. The expenses of administering the Plan shall be borne by the Company and its Subsidiaries.

13.9 Pronouns. Masculine pronouns and other words of masculine gender shall refer to both men and women.

13.10 Titles and Headings. The titles and headings of the Sections in the Plan are for convenience of reference only, and in the event of any conflict, the text of the Plan, rather than such titles or headings, shall control.

13.11 Fractional Shares. No fractional Shares shall be issued and the Board shall determine whether cash shall be given in lieu of fractional Shares or whether such fractional Shares shall be eliminated by rounding up or rounding down unless otherwise provided in the Plan.

13.12 Construction of Plan. The place of administration of the Plan shall be in the State of Arizona, and the validity, construction, interpretation, administration and effect of the Plan and of its rules and regulations, and rights relating to the Plan, shall be determined in accordance with the laws of the State of Arizona.